LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

I am pleased to present you the semi-annual financial report for your New York Life Insurance and Annuity Corporation (NYLIAC) variable product.

The design of your NYLIAC policy gives you the flexibility to customize features and manage your money in the way best suited to your individual investment style, risk tolerance and time horizon. This report can be a valuable resource; it contains important information including performance data, portfolio manager commentaries, individual portfolio holdings and separate account financial statements for each of the investment divisions available to you.(1) I encourage you to review this material and get in touch with your registered representative if you want to review your current policy.

Policyowners of NYLIAC Facilitator(R) Multi-Funded Variable Annuity (MFA) policies should refer to page 3 and policyowners of NYLIAC Variable Life Insurance (VLI) should refer to page 18 for their respective financial statements.

Also, owners of NYLIAC Facilitator(R) policies should note that additional information is contained in the enclosed supplement to your prospectus on page 17.

Of course, when it comes to protecting your future, it's important to work with a company you can depend on. When you made the decision to do business with us you made a decision to do business with one of the strongest, most respected companies in the industry today. Through decades of ups and downs, we've been there for our policy-owners. And we're committed to continuing this proud tradition.

We appreciate the trust you've placed in us.

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Company
(A Delaware Corporation)

(1) The investment divisions offered through NYLIAC's variable products and described herein are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2004
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the Mainstay VP Series
    Fund, Inc., at net asset value......  $ 43,858,918   $108,786,638   $ 14,623,570   $ 34,230,675   $  1,962,564   $  3,238,185

LIABILITIES
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       140,633        346,486         45,101        105,579          5,936         10,402
    Administrative charges..............            --        138,594             --         42,232             --          4,161
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 43,718,285   $108,301,558   $ 14,578,469   $ 34,082,864   $  1,956,628   $  3,223,622
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners............  $ 43,718,285   $108,301,558   $ 14,578,469   $ 34,082,864   $  1,956,628   $  3,223,622
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      60.45   $      54.56   $      42.21   $      38.09   $      22.94   $      20.71
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 53,612,181   $122,461,567   $ 14,252,469   $ 33,281,120   $  1,962,614   $  3,238,256
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2004
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $         --   $         --   $         --   $         --   $      5,406   $      9,790
  Mortality and expense risk charges....      (279,198)      (685,231)       (94,650)      (220,232)       (11,866)       (21,516)
  Administrative charges................            --       (274,093)            --        (88,093)            --         (8,607)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (279,198)      (959,324)       (94,650)      (308,325)        (6,460)       (20,333)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     4,152,937      6,863,790      1,405,498      2,158,578        210,136        694,660
  Cost of investments sold..............    (4,330,269)    (6,202,057)    (1,387,347)    (1,936,032)      (210,138)      (694,660)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................      (177,332)       661,733         18,151        222,546             (2)            --
  Realized gain distribution received...            --             --             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     1,449,137      2,472,841         (8,977)      (218,643)           (25)           (48)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     1,271,805      3,134,574          9,174          3,903            (27)           (48)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $    992,607   $  2,175,250   $    (85,476)  $   (304,422)  $     (6,487)  $    (20,381)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2004
and the year ended December 31, 2003
(Unaudited)

                                                                                      COMMON STOCK
                                                                                  INVESTMENT DIVISIONS
                                                            ----------------------------------------------------------------
                                                                   SINGLE PREMIUM                    FLEXIBLE PREMIUM
                                                                      POLICIES                           POLICIES
                                                            ----------------------------      ------------------------------
                                                               2004             2003              2004              2003
                                                            ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)..........................  $  (279,198)     $   (93,244)     $   (959,324)     $   (699,892)
    Net realized gain (loss) on investments...............     (177,332)      (1,268,310)          661,733            29,545
    Realized gain distribution received...................           --               --                --                --
    Change in unrealized appreciation (depreciation) on
      investments.........................................    1,449,137       10,824,547         2,472,841        22,834,629
                                                            -----------      -----------      ------------      ------------
      Net increase (decrease) in net assets resulting from
        operations........................................      992,607        9,462,993         2,175,250        22,164,282
                                                            -----------      -----------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals...........................................       74,806          156,646           822,169         1,435,983
    Policyowners' surrenders..............................   (3,167,389)      (4,165,823)       (5,664,861)       (7,117,647)
    Policyowners' annuity and death benefits, net of
      reversals...........................................     (277,772)        (245,183)         (448,377)         (278,866)
    Net transfers from (to) Fixed Account.................      (67,872)        (756,664)         (599,255)       (1,179,601)
    Transfers between Investment Divisions................      (42,111)        (195,506)          231,108          (175,604)
                                                            -----------      -----------      ------------      ------------
      Net contributions and (withdrawals).................   (3,480,338)      (5,206,530)       (5,659,216)       (7,315,735)
                                                            -----------      -----------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account.............................       (7,730)         (22,659)          (26,292)          (75,688)
                                                            -----------      -----------      ------------      ------------
        Increase (decrease) in net assets.................   (2,495,461)       4,233,804        (3,510,258)       14,772,859
NET ASSETS:
    Beginning of period...................................   46,213,746       41,979,942       111,811,816        97,038,957
                                                            -----------      -----------      ------------      ------------
    End of period.........................................  $43,718,285      $46,213,746      $108,301,558      $111,811,816
                                                            ===========      ===========      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

                       BOND INVESTMENT                                        MONEY MARKET
                          DIVISIONS                                       INVESTMENT DIVISIONS
    -----------------------------------------------------   -------------------------------------------------
         SINGLE PREMIUM             FLEXIBLE PREMIUM            SINGLE PREMIUM           FLEXIBLE PREMIUM
            POLICIES                    POLICIES                   POLICIES                  POLICIES
    -------------------------   -------------------------   -----------------------   -----------------------
       2004          2003          2004          2003          2004         2003         2004         2003
    ---------------------------------------------------------------------------------------------------------
    $   (94,650)  $   444,063   $  (308,325)  $   838,007   $   (6,460)  $  (12,283)  $  (20,333)  $  (42,355)
         18,151         7,303       222,546       261,818           (2)          18           --           26
             --       388,717            --       889,389           --           --           --           --
         (8,977)     (310,825)     (218,643)     (990,888)         (25)        (120)         (48)        (215)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
        (85,476)      529,258      (304,422)      998,326       (6,487)     (12,385)     (20,381)     (42,544)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
         67,575        95,155       382,294       593,122       12,576       24,628      199,905      199,265
       (880,977)   (1,880,676)   (1,580,815)   (2,629,185)     (68,738)    (145,091)    (406,144)    (558,580)
        (22,662)     (120,810)      (41,263)      (64,963)      (7,049)      (6,582)          --       (4,095)
       (232,525)     (204,454)     (301,481)     (452,551)     (44,582)    (276,397)    (202,488)    (164,297)
        (89,786)      128,767      (201,972)       53,073      131,714       66,764      (27,671)     123,894
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
     (1,158,375)   (1,982,018)   (1,743,237)   (2,500,504)      23,921     (336,678)    (436,398)    (403,813)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
            (88)       (1,477)         (254)       (4,618)         (13)         (36)         (33)         (91)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
     (1,243,939)   (1,454,237)   (2,047,913)   (1,506,796)      17,421     (349,099)    (456,812)    (446,448)
     15,822,408    17,276,645    36,130,777    37,637,573    1,939,207    2,288,306    3,680,434    4,126,882
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
    $14,578,469   $15,822,408   $34,082,864   $36,130,777   $1,956,628   $1,939,207   $3,223,622   $3,680,434
    ===========   ===========   ===========   ===========   ==========   ==========   ==========   ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2004
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $ 57,769,181   $ 11,693,502   $ 25,360,701   $  3,617,548   $  1,934,401   $    372,738

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       183,245         37,191         79,291         11,066          6,434          1,391
    Administrative charges..............            --         14,876             --          4,426             --            557
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 57,585,936   $ 11,641,435   $ 25,281,410   $  3,602,056   $  1,927,967   $    370,790
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners............  $ 57,585,936   $ 11,641,435   $ 25,281,410   $  3,602,056   $  1,927,967   $    370,790
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      60.45   $      54.56   $      42.37   $      38.15   $      22.94   $      20.71
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 70,380,102   $ 13,477,724   $ 24,719,753   $  3,547,302   $  1,934,456   $    372,737
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2004
(Unaudited)

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $         --   $         --   $         --   $         --   $      6,064   $      1,164
  Mortality and expense risk charges....      (361,688)       (73,683)      (167,275)       (23,049)       (13,341)        (2,545)
  Administrative charges................            --        (29,473)            --         (9,220)            --         (1,018)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (361,688)      (103,156)      (167,275)       (32,269)        (7,277)        (2,399)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     3,176,824      1,085,147      2,659,667        317,366        561,001        366,114
  Cost of investments sold..............    (3,298,959)    (1,110,043)    (2,614,475)      (318,077)      (561,003)      (366,131)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................      (122,135)       (24,896)        45,192           (711)            (2)           (17)
  Realized gain distribution received...            --             --             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     1,779,753        342,067        (31,931)         1,066            (29)            19
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     1,657,618        317,171         13,261            355            (31)             2
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $  1,295,930   $    214,015   $   (154,014)  $    (31,914)  $     (7,308)  $     (2,397)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2004
and the year ended December 31, 2003
(Unaudited)

                                                                                       COMMON STOCK
                                                                                   INVESTMENT DIVISIONS
                                                              --------------------------------------------------------------
                                                                     SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                        POLICIES                          POLICIES
                                                              ----------------------------      ----------------------------
                                                                 2004             2003             2004             2003
                                                              --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)............................  $  (361,688)     $  (113,261)     $  (103,156)     $   (75,916)
    Net realized gain (loss) on investments.................     (122,135)      (1,565,604)         (24,896)        (100,466)
    Realized gain distribution received.....................           --               --               --               --
    Change in unrealized appreciation (depreciation) on
      investments...........................................    1,779,753       13,638,791          342,067        2,572,323
                                                              -----------      -----------      -----------      -----------
      Net increase (decrease) in net assets resulting from
        operations..........................................    1,295,930       11,959,926          214,015        2,395,941
                                                              -----------      -----------      -----------      -----------
  Contributions and (withdrawals):
    Payments received from policyowners, net of reversals...       87,419          211,604           71,362          115,700
    Policyowners' surrenders................................   (1,839,965)      (4,541,523)        (528,562)        (872,344)
    Policyowners' annuity and death benefits, net of
      reversals.............................................   (1,079,186)        (570,018)         (41,938)         (31,154)
    Net transfers from (to) Fixed Account...................      286,390         (482,661)         (52,923)         (65,982)
    Transfers between Investment Divisions..................      216,787          (18,896)          (9,098)         146,560
                                                              -----------      -----------      -----------      -----------
      Net contributions and (withdrawals)...................   (2,328,555)      (5,401,494)        (561,159)        (707,220)
                                                              -----------      -----------      -----------      -----------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account..................................       (9,888)         (28,573)          (2,822)          (8,187)
                                                              -----------      -----------      -----------      -----------
        Increase (decrease) in net assets...................   (1,042,513)       6,529,859         (349,966)       1,680,534
NET ASSETS:
  Beginning of period.......................................   58,628,449       52,098,590       11,991,401       10,310,867
                                                              -----------      -----------      -----------      -----------
  End of period.............................................  $57,585,936      $58,628,449      $11,641,435      $11,991,401
                                                              ===========      ===========      ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                       BOND INVESTMENT                                          MONEY MARKET
                          DIVISIONS                                         INVESTMENT DIVISIONS
    -----------------------------------------------------   -----------------------------------------------------
         SINGLE PREMIUM             FLEXIBLE PREMIUM             SINGLE PREMIUM             FLEXIBLE PREMIUM
            POLICIES                    POLICIES                    POLICIES                    POLICIES
    -------------------------   -------------------------   -------------------------   -------------------------
       2004          2003          2004          2003          2004          2003          2004          2003
    -------------------------------------------------------------------------------------------------------------
    $  (167,275)  $   778,064   $   (32,269)  $    88,984   $    (7,277)  $   (15,576)  $    (2,399)  $    (4,810)
         45,192       217,054          (711)       48,575            (2)           32           (17)           11
             --       684,755            --        93,922            --            --            --            --
        (31,931)     (747,422)        1,066      (125,568)          (29)         (160)           19           (31)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
       (154,014)      932,451       (31,914)      105,913        (7,308)      (15,704)       (2,397)       (4,830)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         54,549        79,147        32,458        48,181         3,999        10,001         2,712         6,365
     (1,330,207)   (1,883,547)     (101,236)     (225,676)     (253,253)     (327,733)      (12,993)      (50,206)
       (351,676)     (270,120)      (34,662)      (41,750)      (51,844)      (64,771)           --            --
       (577,132)   (1,240,555)      (58,037)       (3,189)     (145,214)     (188,676)      (10,073)      (61,490)
       (221,986)      173,875       (21,423)      (26,946)        4,025      (154,321)       30,567      (120,114)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (2,426,452)   (3,141,200)     (182,900)     (249,380)     (442,287)     (725,500)       10,213      (225,445)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
           (147)       (2,625)          (28)         (484)          (15)          (47)           (4)          (11)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (2,580,613)   (2,211,374)     (214,842)     (143,951)     (449,610)     (741,251)        7,812      (230,286)
     27,862,023    30,073,397     3,816,898     3,960,849     2,377,577     3,118,828       362,978       593,264
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $25,281,410   $27,862,023   $ 3,602,056   $ 3,816,898   $ 1,927,967   $ 2,377,577   $   370,790   $   362,978
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

    Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class (formerly known as, "MainStay VP Growth Equity Portfolio--Initial Class"), the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At June 30, 2004, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                     BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS         INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             -----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE        SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM        PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES       POLICIES      POLICIES      POLICIES      POLICIES
                                             -------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    2,274          5,640         1,091         2,553         1,963          3,238
Identified cost............................  $53,612       $122,462       $14,252       $33,281       $ 1,963       $  3,238
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    2,995            606         1,892           270         1,934            373
Identified cost............................  $70,380       $ 13,478       $24,720       $ 3,547       $ 1,934       $    373

Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2004 were as follows:

                                                  COMMON STOCK                     BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS         INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             -----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE        SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM        PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES       POLICIES      POLICIES      POLICIES      POLICIES
                                             -------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $   373       $    187       $   147       $    94       $   227       $    236
Proceeds from sales........................    4,153          6,864         1,405         2,159           210            695
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $   466       $    415       $    56       $   101       $   110       $    374
Proceeds from sales........................    3,177          1,085         2,660           317           561            366

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

    NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets.

    Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC, additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.
--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
The changes in units outstanding for the six months ended June 30, 2004 and the year ended December 31, 2003 were as follows:

                                                                 COMMON STOCK INVESTMENT DIVISIONS
                                                              ----------------------------------------
                                                               SINGLE PREMIUM        FLEXIBLE PREMIUM
                                                                  POLICIES               POLICIES
                                                              ----------------       -----------------
                                                              2004        2003       2004        2003
                                                              ----------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued................................................     1          4         19           32
Units redeemed..............................................   (60)       (108)      (124)       (194)
                                                              ----        ----       ----        ----
    Net increase (decrease).................................   (59)       (104)      (105)       (162)
                                                              ====        ====       ====        ====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued................................................     9          4          1            6
Units redeemed..............................................   (48)       (112)      (12)         (21)
                                                              ----        ----       ----        ----
    Net increase (decrease).................................   (39)       (108)      (11)         (15)
                                                              ====        ====       ====        ====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

         BOND INVESTMENT DIVISIONS         MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------   -----------------------------------
    SINGLE PREMIUM    FLEXIBLE PREMIUM    SINGLE PREMIUM    FLEXIBLE PREMIUM
       POLICIES           POLICIES           POLICIES           POLICIES
    ---------------   -----------------   ---------------   -----------------
     2004     2003     2004      2003      2004     2003     2004      2003
    -------------------------------------------------------------------------
        2        5       10        17         6        4       10        16
      (29)     (53)     (55)      (83)       (5)     (19)     (31)      (35)
     ----     ----     ----      ----      ----     ----     ----      ----
      (27)     (48)     (45)      (66)        1      (15)     (21)      (19)
     ====     ====     ====      ====      ====     ====     ====      ====
        1        6       --         1        --       --        2        --
      (57)     (81)      (7)       (8)      (19)     (32)      (1)      (11)
     ----     ----     ----      ----      ----     ----     ----      ----
      (56)     (75)      (7)       (7)      (19)     (32)       1       (11)
     ====     ====     ====      ====      ====     ====     ====      ====

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of June 30, 2004 and December 31, 2003, 2002, 2001, 2000 and 1999:

                                                                       SINGLE PREMIUM POLICIES (A)
         COMMON STOCK INVESTMENT DIVISIONS           ---------------------------------------------------------------
                                                       2004       2003       2002       2001       2000       1999
                                                     ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets.........................................  $ 43,718   $ 46,214   $ 41,980   $ 67,782   $100,094   $125,974
Units Outstanding..................................       723        782        886      1,070      1,294      1,555
Variable Accumulation Unit Value...................  $  60.45   $  59.13   $  47.38   $  63.34   $  77.35   $  81.03
Total Return.......................................      2.2%      24.8%     (25.2%)    (18.1%)     (4.5%)     28.4%
Investment Income Ratio............................        --       1.0%       0.8%       0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets.........................................  $ 57,586   $ 58,628   $ 52,099   $ 83,882   $125,958   $148,341
Units Outstanding..................................       953        992      1,100      1,324      1,628      1,831
Variable Accumulation Unit Value...................  $  60.45   $  59.13   $  47.38   $  63.34   $  77.35   $  81.03
Total Return.......................................      2.2%      24.8%     (25.2%)    (18.1%)     (4.5%)     28.4%
Investment Income Ratio............................        --       1.0%       0.8%       0.6%

                                                                      FLEXIBLE PREMIUM POLICIES (B)
                                                     ---------------------------------------------------------------
                                                       2004       2003       2002       2001       2000       1999
                                                     ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets.........................................  $108,302   $111,812   $ 97,039   $144,797   $197,591   $237,203
Units Outstanding..................................     1,985      2,090      2,252      2,502      2,781      3,171
Variable Accumulation Unit Value...................  $  54.56   $  53.50   $  43.08   $  57.88   $  71.05   $  74.80
Total Return.......................................      2.0%      24.2%     (25.6%)    (18.5%)     (5.0%)     27.7%
Investment Income Ratio............................        --       1.1%       0.9%       0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets.........................................  $ 11,641   $ 11,991   $ 10,311   $ 14,842   $ 19,395   $ 22,173
Units Outstanding..................................       213        224        239        256        273        296
Variable Accumulation Unit Value...................  $  54.56   $  53.50   $  43.08   $  57.88   $  71.05   $  74.80
Total Return.......................................      2.0%      24.2%     (25.6%)    (18.5%)     (5.0%)     27.7%
Investment Income Ratio............................        --       1.0%       0.9%       0.7%

    Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                          SINGLE PREMIUM POLICIES (A)
                BOND INVESTMENT DIVISIONS                  ---------------------------------------------------------
                                                            2004      2003      2002      2001      2000      1999
                                                           ---------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets...............................................  $14,578   $15,822   $17,277   $18,196   $18,734   $27,189
Units Outstanding........................................      345       372       420       478       531       836
Variable Accumulation Unit Value.........................  $ 42.21   $ 42.48   $ 41.15   $ 38.06   $ 35.27   $ 32.52
Total Return.............................................    (0.6%)     3.2%      8.1%      7.9%      8.5%     (2.8%)
Investment Income Ratio..................................       --      3.9%      4.2%      4.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets...............................................  $25,281   $27,862   $30,073   $30,677   $31,279   $47,523
Units Outstanding........................................      597       653       728       803       884     1,456
Variable Accumulation Unit Value.........................  $ 42.37   $ 42.64   $ 41.31   $ 38.20   $ 35.40   $ 32.64
Total Return.............................................    (0.6%)     3.2%      8.1%      7.9%      8.5%     (2.8%)
Investment Income Ratio..................................       --      3.9%      4.3%      4.6%

                                                                         FLEXIBLE PREMIUM POLICIES (B)
                                                           ---------------------------------------------------------
                                                            2004      2003      2002      2001      2000      1999
                                                           ---------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets...............................................  $34,083   $36,131   $37,638   $37,628   $37,963   $43,647
Units Outstanding........................................      895       940     1,006     1,082     1,172     1,454
Variable Accumulation Unit Value.........................  $ 38.09   $ 38.43   $ 37.42   $ 34.78   $ 32.39   $ 30.02
Total Return.............................................    (0.9%)     2.7%      7.6%      7.4%      7.9%     (3.2%)
Investment Income Ratio..................................       --      4.0%      4.3%      4.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets...............................................  $ 3,602   $ 3,817   $ 3,961   $ 4,013   $ 4,216   $ 4,799
Units Outstanding........................................       94        99       106       115       130       160
Variable Accumulation Unit Value.........................  $ 38.15   $ 38.49   $ 37.48   $ 34.84   $ 32.44   $ 30.06
Total Return.............................................    (0.9%)     2.7%      7.6%      7.4%      7.9%     (3.3%)
Investment Income Ratio..................................       --      4.0%      4.3%      4.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                          SINGLE PREMIUM POLICIES (A)
             MONEY MARKET INVESTMENT DIVISIONS                ---------------------------------------------------
                                                               2004     2003     2002     2001     2000     1999
                                                              ---------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $1,957   $1,939   $2,288   $2,755   $2,847   $3,485
Units Outstanding...........................................      85       84       99      119      126      162
Variable Accumulation Unit Value............................  $22.94   $23.02   $23.15   $23.13   $22.56   $21.53
Total Return................................................   (0.3%)   (0.6%)    0.1%     2.5%     4.8%     3.5%
Investment Income Ratio.....................................    0.6%     0.7%     1.4%     3.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $1,928   $2,378   $3,119   $4,149   $4,867   $5,685
Units Outstanding...........................................      84      103      135      179      216      264
Variable Accumulation Unit Value............................  $22.94   $23.02   $23.15   $23.13   $22.56   $21.53
Total Return................................................   (0.3%)   (0.6%)    0.1%     2.5%     4.8%     3.5%
Investment Income Ratio.....................................    0.6%     0.7%     1.4%     3.8%

                                                                         FLEXIBLE PREMIUM POLICIES (B)
                                                              ---------------------------------------------------
                                                               2004     2003     2002     2001     2000     1999
                                                              ---------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $3,224   $3,680   $4,127   $4,419   $4,890   $5,947
Units Outstanding...........................................     156      177      196      209      236      299
Variable Accumulation Unit Value............................  $20.71   $20.83   $21.06   $21.14   $20.72   $19.88
Total Return................................................   (0.6%)   (1.1%)   (0.4%)    2.0%     4.2%     3.1%
Investment Income Ratio.....................................    0.6%     0.7%     1.4%     3.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $  371   $  363   $  593   $  488   $  545   $  831
Units Outstanding...........................................      18       17       28       23       26       42
Variable Accumulation Unit Value............................  $20.71   $20.83   $21.06   $21.14   $20.72   $19.88
Total Return................................................   (0.6%)   (1.1%)   (0.4%)    2.0%     4.2%     3.1%
Investment Income Ratio.....................................    0.6%     0.7%     1.3%     3.8%

    Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                 FACILITATOR(R)

                                  INVESTING IN
                         NYLIAC MFA SEPARATE ACCOUNT I
                         NYLIAC MFA SEPARATE ACCOUNT II

                        Supplement dated August 30, 2004
                      to the Prospectus dated May 1, 2004

     This supplement amends the May 1, 2004 Prospectus for the Facilitator(R) Multi-Funded Retirement Annuity Policies (the "Policies"). You should read this information carefully before you invest. This Supplement is not valid unless it is read in conjunction with the May 1, 2004 Prospectus for the Policies, as amended. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

     On pages 13 and 15, under the section entitled CONDENSED FINANCIAL INFORMATION, as indicated below, the following replaces the number of Accumulation Units outstanding information in the tables as of 12/31/01, 12/31/02 and 12/31/03.

NYLIAC MFA SEPARATE ACCOUNT I

                                   MAINSTAY VP COMMON       MAINSTAY VP BOND --      MAINSTAY VP CASH
                                 STOCK -- INITIAL CLASS        INITIAL CLASS            MANAGEMENT
                                  INVESTMENT DIVISIONS     INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                 -----------------------   ---------------------   ---------------------
                                   SINGLE      FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                  PREMIUM      PREMIUM     PREMIUM     PREMIUM      PREMIUM     PREMIUM
                                  POLICIES     POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                 ----------   ----------   --------   ----------   ---------   ---------
Number of units outstanding as
  of 12/31/01..................  1,070,000    2,502,000    478,000    1,082,000     119,000     209,000
Number of units outstanding as
  of 12/31/02..................    886,000    2,252,000    420,000    1,006,000      99,000     196,000
Number of units outstanding as
  of 12/31/03..................    782,000    2,090,000    372,000      940,000      84,000     177,000

NYLIAC MFA SEPARATE ACCOUNT II

                                      MAINSTAY VP COMMON       MAINSTAY VP BOND --      MAINSTAY VP CASH
                                    STOCK -- INITIAL CLASS        INITIAL CLASS            MANAGEMENT
                                     INVESTMENT DIVISIONS     INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                    -----------------------   ---------------------   ---------------------
                                      SINGLE      FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                      PREMIUM      PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                     POLICIES     POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                    -----------   ---------   ---------   ---------   ---------   ---------
Number of units outstanding as of
  12/31/01........................   1,324,000     256,000     803,000     115,000     179,000      23,000
Number of units outstanding as of
  12/31/02........................   1,100,000     239,000     728,000     106,000     135,000      28,000
Number of units outstanding as of
  12/31/03........................     992,000     224,000     653,000      99,000     103,000      17,000

     On page 19, under the heading THE POLICIES -- TRANSFERS -- LIMITS ON TRANSFERS, the third paragraph is deleted in its entirety. The fourth paragraph is deleted in its entirety and replaced by the following:

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject.

                            ------------------------

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2004
(Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in the MainStay VP Series Fund, Inc., at net
    asset value.............................................  $27,957,035     $ 9,980,828     $ 1,682,519

LIABILITIES
  Liability to New York Life Insurance and Annuity
    Corporation for: Mortality and expense risk charges.....       24,928           8,576           1,470
                                                              -----------     -----------     -----------
      Total net assets......................................  $27,932,107     $ 9,972,252     $ 1,681,049
                                                              ===========     ===========     ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners................................  $27,932,107     $ 9,972,252     $ 1,681,049
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $30,250,090     $ 9,742,127     $ 1,682,543
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 2004
(Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $        --     $        --     $     4,778
  Mortality and expense risk charges........................      (48,657)        (17,721)         (2,944)
                                                              -----------     -----------     -----------
      Net investment income (loss)..........................      (48,657)        (17,721)          1,834
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................      968,420         379,774          53,395
  Cost of investments sold..................................     (787,233)       (373,473)        (53,394)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............      181,187           6,301               1
  Realized gain distribution received.......................           --              --              --
  Change in unrealized appreciation (depreciation) on
    investments.............................................      608,094          (7,089)            (24)
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................      789,281            (788)            (23)
                                                              -----------     -----------     -----------
        Net increase (decrease) in net assets resulting from
          operations........................................  $   740,624     $   (18,509)    $     1,811
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2004
and year ended December 31, 2003
(Unaudited)

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                    INVESTMENT                  INVESTMENT                  INVESTMENT
                                                     DIVISION                    DIVISION                    DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                2004          2003          2004          2003          2004          2003
                                             ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........  $   (48,657)  $   175,294   $   (17,721)  $   384,186   $     1,834   $     5,441
    Net realized gain (loss) on
      investments..........................      181,187        66,157         6,301        12,205             1             5
    Realized gain distribution received....           --            --            --       250,996            --            --
    Change in unrealized appreciation
      (depreciation) on investments........      608,094     5,561,591        (7,089)     (228,884)          (24)          (87)
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations..........      740,624     5,803,042       (18,509)      418,503         1,811         5,359
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and (withdrawals):
    Payments received from policyowners....      688,655     1,396,973       281,546       589,607        54,143       111,346
    Cost of insurance......................     (350,763)     (659,418)     (142,393)     (281,641)      (24,537)      (49,775)
    Policyowners surrenders................   (1,075,637)   (2,025,656)     (383,765)     (808,225)      (40,515)      (65,642)
    (Withdrawals) due to policy loans......      101,019       527,920        16,038       209,912         3,964        10,645
    Policyowners' death benefits...........      (12,951)     (121,350)      (12,417)      (73,535)           --       (16,364)
    Transfers between Investment
      Divisions............................       21,044        16,821        (5,470)      (33,911)      (15,721)       17,010
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        (withdrawals)......................     (628,633)     (864,710)     (246,461)     (397,793)      (22,666)        7,220
                                             -----------   -----------   -----------   -----------   -----------   -----------
    Increase (decrease) attributable to New
      York Life Insurance and Annuity
      Corporation charges retained by the
      Separate Account.....................       (1,324)       (3,726)          (13)         (254)           (3)           (8)
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in net
          assets...........................      110,667     4,934,606      (264,983)       20,456       (20,858)       12,571
NET ASSETS:
    Beginning of period....................   27,821,440    22,886,834    10,237,235    10,216,779     1,701,907     1,689,336
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of period..........................  $27,932,107   $27,821,440   $ 9,972,252   $10,237,235   $ 1,681,049   $ 1,701,907
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

    The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Common Stock-Initial Class (formerly known as, "MainStay VP Growth Equity Portfolio--Initial Class"), the Bond Investment Division which invests in the MainStay VP Bond-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

    No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 5 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 5, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At June 30, 2004, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   ---------------------------------------------------------------
Number of shares.................................          1,449                   744                 1,683
Identified cost..................................        $30,250               $ 9,742               $ 1,683

Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2004 were as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   ---------------------------------------------------------------
Purchases........................................        $   289               $   115               $    33
Proceeds from sales..............................            968                   380                    53

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

    NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

    NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5--Financial Highlights (Net Assets in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of June 30, 2004 and December 31,2003, 2002, 2001, 2000, and 1999:

           COMMON STOCK INVESTMENT DIVISION
                                                          2004      2003      2002         2001         2000         1999
                                                         ------------------------------------------------------------------
Net Assets.............................................  $27,932   $27,821   $22,887      $31,584      $40,275      $44,321
Investment Income Ratio................................       --       1.1%      0.9%         0.7%

               BOND INVESTMENT DIVISION
                                                          2004      2003      2002         2001         2000         1999
                                                         ------------------------------------------------------------------
Net Assets.............................................  $ 9,972   $10,237   $10,217      $ 9,617      $ 9,209      $ 8,953
Investment Income Ratio................................       --       4.1%      4.4%         4.8%

           MONEY MARKET INVESTMENT DIVISION
                                                          2004      2003      2002         2001         2000         1999
                                                         ------------------------------------------------------------------
Net Assets.............................................  $ 1,681   $ 1,702   $ 1,689      $ 1,671      $ 1,646      $ 1,655
Investment Income Ratio................................      0.1%      0.7%      1.3%         3.9%

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of nineteen Portfolios. These financial statements relate solely to the Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Common Stock Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") and are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the distributor of its shares. Effective June 2, 2003, new shareholders of the Portfolios are permitted to invest only in the Service Class shares, however, existing Initial Class shareholders are permitted to continue investing in the Initial Class shares. The Bond and Common Stock Portfolios Service Class commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives for each of the Portfolios of the Fund are as follows:

BOND: to seek the highest income over the long term consistent with preservation of principal.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Administrator, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Administrator to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Portfolio securities of Cash Management Portfolio are valued at their amortized cost. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(C) REPURCHASE AGREEMENTS. The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                                    www.mainstayfunds.com     67

(D) MORTGAGE DOLLAR ROLLS. Certain of the Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Portfolios maintain a segregated account containing securities from the respective Portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll could be inferior to what was initially sold to the counterparty.

(E) SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans would be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios would receive compensation for lending their securities in the form of fees or they would retain a portion of interest on the investment of any cash received as collateral. The Portfolios would also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Portfolios.

(F) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(H) EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.

(I) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Bond and Common Stock Portfolios are advised by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Cash Management Portfolio, under a Sub-Advisory Agreement with NYLIM.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                  ADVISER   ADMINISTRATOR
Bond Portfolio                      0.25%           0.20%
---------------------------------------------------------
Cash Management Portfolio           0.25%           0.20%
---------------------------------------------------------
Common Stock Portfolio              0.25%           0.20%
---------------------------------------------------------

Pursuant to the terms of the Sub-Advisory Agreement between NYLIM and MacKay Shields, NYLIM pays MacKay Shields a monthly fee at an annual rate of average daily net assets of Cash Management Portfolio of 0.25%.

 68   MainStay VP Series Fund, Inc.

Included in the Statement of Operations for the six months ended June 30, 2004, for the Common Stock Portfolio, is an amount of $7,437 that was reimbursed by the Adviser for a loss on a security acquired in violation of investment restrictions. This amount had no effect on the total return of the Portfolio.

(B) DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(D) NON-INTERESTED DIRECTORS FEES. Directors, other than those affiliated with NYLIM, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual retainer of $35,000, $3,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for each Valuation, and Nominating Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. Beginning January 1, 2003, the Audit Committee Chair is receiving an additional annual retainer of $12,000. The Fund allocates directors fees in proportion to the net assets of the respective Portfolios.

(E) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios. For the six months ended June 30, 2004 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio                                      $ 5,872
-----------------------------------------------------------
Cash Management Portfolio                             3,976
-----------------------------------------------------------
Common Stock Portfolio                               10,280
-----------------------------------------------------------

NOTE 4 -- FEDERAL INCOME TAX:

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2003 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                        2003
                       ---------------------------------------
                                TAX-BASED            TAX-BASED
                       DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                          ORDINARY INCOME      LONG-TERM GAINS
Bond Portfolio                $23,137,251           $9,893,531
--------------------------------------------------------------
Cash Management
  Portfolio                     3,042,267                    0
--------------------------------------------------------------

At December 31, 2003, for federal income tax purposes, capital loss carryforwards were available to the extent provided by regulations to offset future realized gains of Common Stock Portfolio, in the amount of approximately $17,081,000 and $154,911,000, through the years 2009 and 2010, respectively. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Common Stock Portfolio utilized $19,494,791 of capital loss carryforwards during the year ended December 31, 2003.

NOTE 5 -- LINE OF CREDIT:

Bond and Common Stock Portfolios maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended June 30, 2004.

NOTE 6 -- SUBSEQUENT EVENTS:

In July 2004 it was determined that the Fund's SAI contained inconsistent non-fundamental restrictions for certain Portfolios addressing investments in shares of other investment companies including money market funds and whether advisory fees would be charged in connection with such investments. NYLIM conducted a review of the Portfolios' transactions in money market funds and concluded that the error did not impact any Portfolio's NAV by $0.01 or more. NYLIM calculated the amount of the loss for the Cash Management Portfolio to be $399. NYLIM has reimbursed the Portfolio. A supplement to the Fund's SAI was filed July 19, 2004 to reflect the August 1998 approval of each Portfolio's ability to purchase the securities of other investment companies as permitted by the Investment Company Act of 1940. It was also determined that the Common Stock Portfolio had not complied with a non-fundamental restriction with respect to investing in other investment companies, since March 3, 2004. NYLIM has

                                                    www.mainstayfunds.com     69
liquidated these investments and has calculated the net loss to the Portfolio to be $153,171. NYLIM has reimbursed this amount to the Portfolio.

NOTE 7 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. NYLIM and the MainStay Equity Index Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters. The MainStay Equity Index Fund is not a Portfolio of the MainStay VP Series Fund, Inc.

 70   MainStay VP Series Fund, Inc.

NOTE 8 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2004, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:


                                                                      BOND                 COMMON STOCK
                                                                    PORTFOLIO                PORTFOLIO
                                                              ---------------------    ---------------------
                                                              PURCHASES     SALES      PURCHASES     SALES
U.S. Government securities                                    $589,971     $584,400    $     --     $     --
------------------------------------------------------------------------------------------------------------
All others                                                     181,821      217,820     880,686      891,738
------------------------------------------------------------------------------------------------------------
Total                                                         $771,792     $802,220    $880,686     $891,738
------------------------------------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares for the six months ended June 30, 2004 and the year ended December 31, 2003 were as follows:

                                        BOND PORTFOLIO                    CASH MANAGEMENT PORTFOLIO
                        -----------------------------------------------   -------------------------
                        INITIAL   SERVICE     INITIAL        SERVICE
                         CLASS     CLASS       CLASS          CLASS
                        -----------------------------------------------
                                                             JUNE 4,      -------------------------
                           SIX MONTHS                         2003*       SIX MONTHS
                              ENDED          YEAR ENDED      THROUGH        ENDED       YEAR ENDED
                            JUNE 30,        DECEMBER 31,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                              2004              2003           2003          2004          2003
Shares sold                665     1,754        5,540         1,407         166,725        939,341
---------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             --        --        2,374            92             792          3,042
---------------------------------------------------------------------------------------------------
                           665     1,754        7,914         1,499         167,517        942,383
---------------------------------------------------------------------------------------------------
Shares redeemed         (4,125)      (92)      (6,831)          (36)       (167,820)    (1,100,735)
---------------------------------------------------------------------------------------------------
Net increase
  (decrease)            (3,460)    1,662        1,083         1,463            (303)      (158,352)
---------------------------------------------------------------------------------------------------

                                    COMMON STOCK PORTFOLIO
                        -----------------------------------------------
                        INITIAL   SERVICE     INITIAL        SERVICE
                         CLASS     CLASS       CLASS          CLASS
                        -----------------------------------------------
                                                             JUNE 5,
                           SIX MONTHS                         2003*
                              ENDED          YEAR ENDED      THROUGH
                            JUNE 30,        DECEMBER 31,   DECEMBER 31,
                              2004              2003           2003
Shares sold                561      720         1,834          545
----------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             --       --           433            5
----------------------
                           561      720         2,267          550
----------------------
Shares redeemed         (2,564)     (12)       (5,018)          (8)
----------------------
Net increase
  (decrease)            (2,003)     708        (2,751)         542
----------------------

*  Commencement of Operations.

                                                    www.mainstayfunds.com     71

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

No later than August 31, 2004 (and each August thereafter), the Fund will be required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX or relevant Portfolio proxy voting record will be available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund will be required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for the fiscal quarters ending on or after July 9, 2004. Once filed, the Fund's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 72   MainStay VP Series Fund, Inc.

LETTER FROM
THE CHAIRMAN

The first half of 2004 proved to be a relatively volatile period for both stock and bond investors. The economy continued to show signs of strength, with real gross domestic product growing at a seasonally adjusted 4.5% annual rate in the first quarter and an estimated 3.0% in the second. Corporate earnings reports were generally strong. Rising oil prices accounted for about half of the first-quarter advance in the Consumer Price Index for all Urban Consumers. Data released in April showed a sharp increase in nonfarm employment, and investors began to anticipate that the Federal Open Market Committee might begin to tighten monetary policy.

Interest rates rose sharply in April to match market expectations, even though the FOMC had signaled its belief that it could be "patient in removing its policy accommodation." In May, the FOMC said it believed that policy accommodation could be removed at a measured pace, but interest rates continued to rise. At the end of June, even after raising the targeted federal funds rate by 25 basis points to 1.25%, the Committee affirmed its belief that the stance on monetary policy remained accommodative.

During the first half of the year, stocks generally advanced, while bond prices tended to decline as interest rates rose. Each of the 19 Portfolios of The MainStay VP Series Fund, Inc. continued to pursue its objective with a well-defined investment process that is consistently applied in all market environments. In an investment world that is constantly changing, we believe that consistent portfolio management can provide a stable foundation for investors pursuing long-term goals.

During the reporting period, various regulatory and advisory organizations have continued to address the many issues that have faced the financial services industry in recent years. The MainStay VP Series Fund, Inc. fully supports any effort that would improve the investment climate and the level of confidence investors have in our industry.

The reports that follow discuss the market conditions and management decisions that affected individual Portfolios during the first half of 2004. If you have any questions about this report or the Portfolios in which you invest, please feel free to contact your registered investment professional.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MainStay VP Series Fund, Inc.
July 2004

 24   MainStay VP Series Fund, Inc.

DEFINITION OF INDICES

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES AND REFERENCES COMMONLY CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND MANAGER COMMENTARIES (PAGES 27 THROUGH 38) IMMEDIATELY FOLLOWING THIS SECTION. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS.

Securities in each Portfolio will not precisely match those in the Index, and as a result, performance of the Portfolio will differ.

CREDIT SUISSE FIRST BOSTON(TM) CONVERTIBLE SECURITIES INDEX is an unmanaged index that generally includes 250-300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by Standard & Poor's; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by Standard & Poor's, and have an issue size greater than $100 million.

CREDIT SUISSE FIRST BOSTON(TM) HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX (the "Aggregate Index") is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIPPER INC. is an independent fund performance monitor. Results are based on total return with all dividend and capital-gain distributions reinvested.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. government and agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX--THE MSCI EAFE(R) INDEX--is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of December 2003, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies

                                                    www.mainstayfunds.com     25
based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies of the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Index does not reflect fees or expenses.

S&P 500/BARRA VALUE(R) INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have higher book-to-price ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500/Barra Value(R) Index.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX(R) AND S&P 500(R) INDEX are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold, or promoted by Standard & Poor's Corporation. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

TOTAL RETURN GROWTH COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively.

 26   MainStay VP Series Fund, Inc.

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
After portfolio
  operating expenses      -0.02%    0.40%   6.62%   7.01%

                                            (After portfolio operating expenses)

                                                                             MERRILL LYNCH CORP. AND
                                                    MAINSTAY VP BOND            GOVERNMENT MASTER            LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
6/30/94                                                  1000.00                     1000.00                     1000.00
                                                         1009.00                     1009.00                     1010.00
                                                         1193.00                     1200.00                     1196.00
                                                         1218.00                     1236.00                     1240.00
                                                         1335.00                     1357.00                     1360.00
                                                         1457.00                     1486.00                     1478.00
                                                         1435.00                     1455.00                     1466.00
                                                         1576.00                     1629.00                     1636.00
                                                         1722.00                     1767.00                     1774.00
                                                         1885.00                     1960.00                     1956.00
                                                         1970.00                     2049.00                     2036.00
6/30/04                                                  1970.00                     2046.00                     2039.00

    -- MainStay VP Bond Portfolio          -- Lehman Brothers Aggregate Bond Index
    -- Merrill Lynch Corporate and
       Government Master Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After portfolio operating
  expenses                 -0.14%   0.15%   6.35%   6.74%

                                            (After portfolio operating expenses)

                                                                             MERRILL LYNCH CORP. AND
                                                    MAINSTAY VP BOND            GOVERNMENT MASTER            LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
6/30/94                                                  1000.00                     1000.00                     1000.00
                                                         1007.00                     1009.00                     1010.00
                                                         1188.00                     1200.00                     1196.00
                                                         1210.00                     1236.00                     1240.00
                                                         1323.00                     1357.00                     1360.00
                                                         1440.00                     1486.00                     1478.00
                                                         1414.00                     1455.00                     1466.00
                                                         1549.00                     1629.00                     1636.00
                                                         1689.00                     1767.00                     1774.00
                                                         1844.00                     1960.00                     1956.00
                                                         1923.00                     2049.00                     2036.00
6/30/04                                                  1920.00                     2046.00                     2039.00

    -- MainStay VP Bond Portfolio          -- Lehman Brothers Aggregate Bond Index
    -- Merrill Lynch Corporate and
       Government Master Index

                                                               SIX     ONE    FIVE    TEN
BENCHMARKS                                                    MONTHS   YEAR   YEARS  YEARS

Lehman Brothers Aggregate Bond Index*                          0.15%   0.32%  6.95%  7.39%
Merrill Lynch Corporate and Government Master Index*          -0.16   -0.62   7.09   7.42

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy, in the beginning of this book, to see returns reflective of these charges.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (1/23/84) through 6/3/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                    www.mainstayfunds.com     27

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,000              $3              $1,047              $3
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $  999              $4              $1,046              $4
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                               47.4
Corporate Bonds                                                                  31.9
Short-Term Investments                                                           21.5
Foreign Corporate Bonds                                                           4.7
Asset-Backed Securities                                                           3.1
Mortgage-Backed Security                                                          2.0
Common Stock                                                                      0.1
Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page 39 for specific holdings within these categories.

 28   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Donald F. Serek and Thomas Volpe, Jr., of New York Life Investment Management LLC.

MAINSTAY VP BOND PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests primarily in bonds, which includes all types of debt securities. At least 65% of the Portfolio's total assets are rated Baa or better by Moody's(1) or BBB or better by Standard & Poors at the time of purchase, or if unrated, are deemed by the manager to be of comparable quality. The Portfolio's investment process may include consideration of economic cycles, interest-rate trends, and fundamental and technical indicators.

WHAT MAJOR FACTORS INFLUENCED THE BOND MARKETS IN THE FIRST HALF OF 2004?

Much of the market's activity was based on the anticipation of a change in Federal Reserve policy. During the first half of the year, expectations changed several times. Early in the year, the market anticipated a rate hike. After several disappointing economic statistics, however, expectations changed to a more benign interest-rate outlook. During the second quarter, several strong payroll reports changed the market's expectations again.

On June 30, 2004, the Federal Open Market Committee voted unanimously to raise the targeted federal funds rate by 25 basis points to 1.25%. This was the FOMC's first rate hike since May 2000. In the words of the accompanying news release, "The Committee believes that, even after this action, the stance of monetary policy remains accommodative." In the same news release, the FOMC worded its risk assessment as follows: "The Committee perceives the upside and downside risks to the attainment of both sustainable growth and price stability for the next few quarters are roughly equal." Leading up to the FOMC's rate hike, Treasury securities sold off sharply. During the second quarter, the yield on the two-year notes increased by 111 basis points, the yield on five-year notes increased by 99 basis points, and the yield on 10-year notes increased by 75 basis points.

HOW DID MORTGAGE-BACKED SECURITIES PERFORM?

Mortgage-backed securities had a solid start to the year, outperforming comparable-duration Treasuries in January and February. The sector underperformed modestly in March. During the second quarter of 2004, mortgage-backed securities underperformed early because of the dramatic rise in interest rates. Most of the underperformance came from the sensitivity of the sector to interest rates, as the duration of mortgage-backed securities lengthened into the sell-off and prices fell more than those of Treasuries with comparable durations. Some of the underperformance was also the result of widening spreads, as bank demand lessened in anticipation of Federal Reserve tightening.

May was a relatively neutral month from a performance standpoint, with mortgage-backed securities continuing to underperform slightly as spreads continued to widen and rates consolidated into a trading range. With rates range-bound in June, volatility fell dramatically, and spreads on mortgage-backed securities tightened accordingly. This resulted in the best monthly performance for the sector since October 2003.

WHAT HAPPENED IN THE CORPORATE-BOND MARKET?

Corporate bonds moved sideways with a very modest amount of concentrated volatility during the first half of the year. During the first quarter, credit spreads traded in a very narrow range. In April,

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

1. Bonds rated Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                    www.mainstayfunds.com     29
spreads tightened by four basis points, but in May, they widened by seven. The credit index was essentially unchanged during June. Year-to-date, the index was four basis points wider. Quarter-to-date, the credit index was two basis points wider. Autos, packaging, media, aerospace/defense, supermarkets, and paper were among the best-performing sectors during the latest quarter. The worst-performing sectors included sovereigns, REITs, airlines, and telecommunications. For the year-to-date period, forest products, chemicals, refining, and packaging have been the best-performing sectors. Airlines, construction, pharmaceuticals, and wireline communications have been the worst-performing sectors.

HOW DID YOU MANAGE THE PORTFOLIO DURING THE FIRST HALF OF 2004?

We have maintained a fairly neutral duration relative to the Portfolio's benchmark. The Portfolio's weighting in mortgage-backed securities is also essentially neutral. We have maintained an overweighted position in credit at the expense of Treasuries and agencies.

WHAT DO YOU SEE ON THE INVESTMENT HORIZON?

We continue to favor credit and will maintain an overweighted position in the credit sector. The Portfolio's allocation in mortgage-backed securities is likely to remain neutral over the near term. We favor corporate bonds because of the strong fundamental and technical underpinnings in the corporate-bond market. The supply picture for the asset class remains very supportive. Corporate-bond fixed-rate supply is down more than 30% year over year. Factoring in only industrial new issuance, supply is down 50% year over year.

We also expect corporate fundamentals to improve. Earnings, cash flow, and leverage should all continue to improve through 2004. On the other hand, we expect event risk to be an increasing concern as we move through the balance of the year. These factors, combined with broad market valuations, will place significant importance on security selection.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 30   MainStay VP Series Fund, Inc.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE    FIVE     TEN
TOTAL RETURNS(1)           MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After portfolio operating
  expenses                 0.28%    0.57%   2.93%   4.01%

                                              After portfolio operating expenses

                                                                MAINSTAY VP CASH MANAGEMENT          LIPPER MONEY MARKET FUND
                                                                         PORTFOLIO                            INDEX
                                                                ---------------------------          ------------------------
6/30/94                                                                   1000.00                            1000.00
                                                                          1022.00                            1022.00
                                                                          1079.00                            1078.00
                                                                          1133.00                            1132.00
                                                                          1192.00                            1191.00
                                                                          1254.00                            1251.00
                                                                          1315.00                            1311.00
                                                                          1395.00                            1389.00
                                                                          1448.00                            1441.00
                                                                          1468.00                            1460.00
                                                                          1477.00                            1469.00
6/30/04                                                                   1482.00                            1473.00

  -- MainStay VP Cash Management Portfolio    -- Lipper Money Market Fund Index

                                                               SIX     ONE   FIVE    TEN
BENCHMARK                                                     MONTHS  YEAR   YEARS  YEARS

Lipper Money Market Fund Index*                                0.24%  0.49%  2.86%  3.95%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy, in the beginning of this book, to see returns reflective of these charges.

1. As of 6/30/04, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.68% and current yield of 0.67%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 0.49% and 0.49% respectively. These expense limitations are voluntary and may be terminated or revised at any time. The current yield is more reflective of the Fund's earnings than the total return.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                    www.mainstayfunds.com     31

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,003              $3              $1,047              $3
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                                                 51.1
U.S. Government & Federal Agencies                                               40.1
Corporate Bonds                                                                   5.2
Certificates of Deposit                                                           1.7
Medium-Term Notes                                                                 1.1
Bank Notes                                                                        0.8

See Portfolio of Investments on page 48 for specific holdings within these categories.

 32   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Claude Athaide, Ph.D., CFA, of MacKay Shields LLC.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio invests in a wide range of short-term dollar-denominated securities that mature in 397 days (13 months) or less. The weighted average maturity of the Portfolio will not exceed 90 days. Eligible securities and associated risks are outlined in the prospectus.

WHAT FACTORS INFLUENCED THE MONEY MARKETS DURING THE FIRST SIX MONTHS OF 2004?

The Federal Open Market Committee met four times during the first half of 2004. In January, the Federal Reserve dropped its commitment to keeping the targeted federal funds rate low for a considerable period. At the end of June, the FOMC raised its target for the federal funds rate by 25 basis points to 1.25%. This was the first rate increase by the Federal Open Market Committee since May 2000. Although the FOMC stated that the pace of rate increases could be measured, it reiterated its commitment to respond as needed to ensure price stability.

WHAT OTHER ECONOMIC FORCES WERE IN PLAY?

At the end of March, the commerce department estimated that the U.S. economy had grown at a 3.9% annualized rate in the first quarter of 2004, after growing at an annualized rate of 4.1% in the fourth quarter of 2003. Recent data on durable goods orders, consumer spending, auto sales, and net exports suggest that the economy grew at an even slower pace in the second quarter of 2004.

Over the four quarters that ended in March 2004, real gross domestic product increased 4.8%. During this period, output per hour (productivity) increased 5.5%. High productivity levels enabled firms to meet the increase in demand without much additional hiring. As productivity started to slow this year (it was 3.8% in the first quarter), employers had to resume hiring to meet demand. From March through May, nonfarm payrolls increased by 912,000. Although the pace of job creation slowed in June, the economy has now added approximately 210,000 jobs per month in 2004.

HOW DID INTEREST RATES REACT TO THESE ECONOMIC VARIABLES?

The strength of the employment reports together with an unexpected pickup in inflation during the period contributed to a sharp rise in interest rates. The yield on the benchmark two-year Treasury note, which was 1.83% at the end of 2003, bottomed in late March at 1.46%, peaked during the middle of June at 2.93% and ended the second quarter at 2.69%. During the six months ended June 30, 2004, the yield on the benchmark three-month Treasury bill rose 26 basis points to 1.29% while three-month LIBOR(1) rose 45 basis points to 1.65%.

HOW DID THE PORTFOLIO'S INVESTMENTS AFFECT PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio invested in securities issued by the U.S. Treasury and government-sponsored agencies, as well as in tier-1 rated securities issued by finance, insurance, brokerage, and industrial companies, as well as banks and bank holding companies. The performance of the Portfolio was negatively impacted by the fact that its duration was longer than that of the average fund. Consequently, securities held by the Portfolio were reinvested into higher-yielding securities at a slower pace.

HAVE MARKET DYNAMICS CHANGED SUBSTANTIALLY?

Despite strong employment growth in the spring, personal spending has slowed dramatically from

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND YIELDS WILL FLUCTUATE. INVESTMENT OBJECTIVES MAY NOT BE MET, AS THE UNDERLYING INVESTMENT OPTIONS ARE SUBJECT TO MARKET RISK AND FLUCTUATIONS IN VALUE. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.
1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                    www.mainstayfunds.com     33
levels seen in the third quarter of 2003. Strong wage growth will be necessary to sustain spending in the months ahead as the effects of tax cuts fade, higher rates make mortgages less refinanceable, oil prices remain high, and the savings rate starts to rise. We will continue to maintain the duration of the Portfolio longer than the duration of the average money market fund as long as we believe that the rates implied by futures prices will not be realized.

Prior to the June meeting of the Federal Open Market Committee, the federal funds futures markets were assigning a very high probability to a 50 basis point rate increase at the August FOMC meeting. During this period, we rolled maturing securities into securities maturing in September and beyond, as we believed that the FOMC would not act this aggressively. Following the release of the June employment report, federal funds futures implied a 25 basis point rate hike at the August meeting.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We will continuously monitor the economic data and the Portfolio's stance over the coming months. The Portfolio will continue to focus on high-quality, liquid investments as it seeks a level of income that is considered consistent with the preservation of capital and liquidity.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 34   MainStay VP Series Fund, Inc.

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                     AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
After portfolio operating
  expenses                 2.86%    18.79%   -1.90%   10.71%

                                              After portfolio operating expenses

                                                   MAINSTAY VP COMMON
                                                       STOCK FUND             STANDARD & POOR'S 500        RUSSELL 1000 INDEX
                                                   ------------------         ---------------------        ------------------
6/30/94                                                  1000.00                     1000.00                     1000.00
12/31/94                                                 1045.00                     1049.00                     1047.00
12/31/95                                                 1350.00                     1443.00                     1443.00
12/31/96                                                 1681.00                     1774.00                     1767.00
12/31/97                                                 2131.00                     2366.00                     2347.00
12/31/98                                                 2697.00                     3042.00                     2981.00
12/31/99                                                 3505.00                     3682.00                     3604.00
12/31/00                                                 3388.00                     3347.00                     3324.00
12/31/01                                                 2809.00                     2949.00                     2910.00
12/31/02                                                 2128.00                     2297.00                     2280.00
12/31/03                                                 2689.00                     2956.00                     2961.00
6/30/04                                                  2766.00                     3058.00                     3060.00

    -- MainStay VP Common Stock Portfolio             -- Russell 1000 Index
    -- S&P 500 Index

 SERVICE CLASS(1)                                                  AS OF 6/30/04
--------------------------------------------------------------------------------

                            SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
After portfolio operating
  expenses                 2.74%    18.50%   -2.13%   10.45%

                                              After portfolio operating expenses

                                                   MAINSTAY VP COMMON
                                                       STOCK FUND             STANDARD & POOR'S 500        RUSSELL 1000 INDEX
                                                   ------------------         ---------------------        ------------------
6/30/94                                                  1000.00                     1000.00                     1000.00
12/31/94                                                 1044.00                     1049.00                     1047.00
12/31/95                                                 1345.00                     1443.00                     1443.00
12/31/96                                                 1671.00                     1774.00                     1767.00
12/31/97                                                 2113.00                     2366.00                     2347.00
12/31/98                                                 2669.00                     3042.00                     2981.00
12/31/99                                                 3461.00                     3682.00                     3604.00
12/31/00                                                 3338.00                     3347.00                     3324.00
12/31/01                                                 2760.00                     2949.00                     2910.00
12/31/02                                                 2086.00                     2297.00                     2280.00
12/31/03                                                 2629.00                     2956.00                     2961.00
6/30/04                                                  2701.00                     3058.00                     3060.00

    -- MainStay VP Common Stock Portfolio             -- Russell 1000 Index
    -- S&P 500 Index

                                                               SIX     ONE   FIVE    TEN
BENCHMARKS                                                    MONTHS  YEAR   YEARS  YEARS
S&P 500(R) Index*                                              3.44%  19.11% -2.20% 11.83%
Russell 1000(R) Index*                                          3.33  19.48  -1.65  11.83

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy, in the beginning of this book, to see returns reflective of these charges.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (1/23/84) through 6/4/03, adjusted to reflect the fees and expenses for such shares.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                    www.mainstayfunds.com     35

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             1/1/04            6/30/04            PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                        $1,000             $1,029              $3              $1,047              $3
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                        $1,000             $1,028              $4              $1,046              $4
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 182 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    100.0

See Portfolio of Investments on page 55 for specific holdings within these categories.

 36   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram of New York Life Investment Management LLC.

MAINSTAY VP COMMON STOCK PORTFOLIO

WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?

The Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio's management process is based on a bottom-up quantitative model. The Portfolio is managed with a large-cap core orientation and is benchmarked to the S&P 500(R) Index.*

On March 1, 2004, Harvey Fram became the Portfolio Manager, replacing James Agostisi and Patricia S. Rossi. Effective May 1, 2004, the Portfolio (formerly MainStay VP Growth Equity Portfolio) was renamed MainStay VP Common Stock Portfolio. The new name better reflects the Portfolio's core orientation, which includes both growth and value equities. The Portfolio's investment objective did not change.

WHAT FACTORS AFFECTED THE STOCK MARKET DURING THE FIRST SIX MONTHS OF 2004?

Dominant themes influencing the market included the war in Iraq, the fear that terrorism might again strike the United States, and rising energy prices. These negatives were offset by extremely strong earnings growth. During the second quarter, interest rates rose from their historically low levels when strong economic growth led to concern that the Federal Reserve would raise the targeted federal funds rate.

WHAT KEY DECISIONS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD.

The decision that had the biggest impact on the Portfolio was the change of Portfolio Manager. Today, the Portfolio is run using a quantitative model. The Portfolio was, however, positioned fairly neutrally during the period, with a projected beta(1) very close to one. The Portfolio was overweighted in the telecommunications, energy, and financials sectors during the period from March through June. As the reporting period progressed, the Portfolio increased its overweighted position in energy stocks, as companies in the energy sector were seen to have strong cash flow and earnings prospects. The Portfolio has increased its overweighted position in insurance stocks at the expense of other financial stocks as insurance-company cash flows have improved.

HOW DID MARKET EVENTS IMPACT THE PORTFOLIO?

During the four months since the Portfolio Manager change, the Portfolio's overweighted position in the energy sector outperformed the benchmark and made the single largest contribution to excess returns. The Portfolio underperformed its benchmark during April and May, primarily because of exposure to interest-rate-sensitive industry groups, such as utilities, which underperformed as interest rates rose.

WHY DID THE PORTFOLIO PERFORM AS IT DID RELATIVE TO ITS BENCHMARK?

From March through June 2004, the Portfolio performed in line with its benchmark, the S&P 500(R) Index,* before fees but underperformed after fees. The cost of the Portfolio Manager transition on March 1, 2004, was 26 basis points. Aside from the impact of the energy sector, the main drivers of outperformance and underperformance were stock specific. As just one example, TXU went through a financial restructuring. The Portfolio held an overweighted position in the stock, which rose 45% for the four-month period. Tyco International was also overweighted in the Portfolio. The company has been reinventing its image after the scandals of a few years ago, and the stock rose 16% during the period it was held in the Portfolio. From March through June, the largest detractors were Yahoo! and eBay,

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.
1. Beta is a measure of historical volatility relative to an appropriate index based on a portfolio's investment objective. A beta greater than 1.00 indicates volatility greater than the market's.
2. Performance percentages reflect total returns of the indicated securities for the six months ended June 30, 2004. Due to purchases and sales, the performance of Portfolio holdings may differ from that of the securities themselves.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                    www.mainstayfunds.com     37
which showed substantial advances but were underweighted in the Portfolio.

WHAT WERE SOME OTHER STRONG AND WEAK PERFORMERS IN THE PORTFOLIO?

For the six months ended June 30, 2004, the strongest positive contributors to the Portfolio's performance were communications equipment companies Avaya (+22.02%)(2) and Nokia (+28.06%). Other strong contributors to performance included Bank One (+12.79%) and Ford Motor (-0.87%). Although Ford Motor's six-month performance was weak, the stock advanced substantially from mid-March through the end of June. The stock that made the greatest negative contribution to the Portfolio's performance was industrial conglomerate 3M (+6.80%), which was sold before the stock recovered. Other negative contributors were biotechnology company Chiron (-21.66%) and J.P. Morgan Chase (+7.44%). Although Yahoo! (+61.67%) advanced strongly, the Portfolio's heavily underweighted position hurt performance. Embraer-Empresa Brasileira de Aeronautica (-13.82%) is an aerospace and defense company that detracted from performance when the Portfolio's overweighted position underperformed.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Yes. As a result of the Portfolio Manager change, the Portfolio went from owning approximately 100 different stocks to owning approximately 550. The Portfolio changed from traditional fundamental man-agement to a quantitative management style that strongly emphasized managing risk relative to the benchmark. During the first half of 2004, the largest purchases were American International Group, Pfizer, ExxonMobil, Verizon, and ChevronTexaco. The largest sales were 3M, Boston Scientific, Goldman Sachs Group, Dell, and Morgan Stanley.

HOW DO THE PORTFOLIO'S WEIGHTINGS COMPARE WITH THOSE OF THE BENCHMARK?

The benchmark for the Portfolio is the S&P 500(R) Index.* As of June 30, 2004, the most significantly underweighted sectors in the Portfolio were information technology (14.7% in the Portfolio versus 17.1% for the Index) and health care (11.5% versus 13.5% for the Index). The most significantly overweighted sectors were energy (8.5% versus 6.6% for the Index) and telecommunications (5.4% versus 3.4% for the Index). The Portfolio's quantitative model uses price-to-cash-flow, earnings trends and earnings quality, and price trends as its major inputs. Stocks are included in the Portfolio based on a combination of these factors. In some cases, stocks may be purchased for diversification and risk-control purposes, even if they score poorly in the model.

WHICH SECTORS MAY BE STRONG OR WEAK GOING FORWARD?

Based on the quantitative nature of the Portfolio's investment process, the stocks that are being favored by the model point to a slowdown in earnings growth among information technology companies and a continuation of the strong trend in energy stocks.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The preceding information has not be audited.

Not all investment divisions are available under all policies.

* Please refer to pages 25 and 26 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 38   MainStay VP Series Fund, Inc.

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (89.1%)+
ASSET-BACKED SECURITIES (3.1%)
------------------------------------------------------------------------------
CONSUMER FINANCE (2.1%)
American Express Master Trust
  Series 2002-2 Class A
  1.29%, due 5/15/06                                $ 5,000,000   $  5,002,703
MBNA Credit Card Master Note Trust
  Series 2003-A2 Class A2
  1.29%, due 8/15/08                                  5,000,000      5,002,415
                                                                  ------------
                                                                    10,005,118
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
Bank One Issuance Trust
  Series 2003-A2 Class A2
  1.15%, due 10/15/08                                 5,000,000      5,002,298
                                                                  ------------
Total Asset-Backed Securities
  (Cost $15,009,454)                                                15,007,416
                                                                  ------------

CORPORATE BONDS (31.9%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.6%)
Raytheon Co.
  6.50%, due 7/15/05                                  3,000,000      3,105,441
                                                                  ------------

AUTOMOBILES (2.4%)
DaimlerChrysler North America Holdings, Inc.
  7.20%, due 9/1/09                                   3,000,000      3,265,662
  8.00%, due 6/15/10                                  1,000,000      1,123,934
Ford Motor Co.
  7.45%, due 7/16/31                                  3,000,000      2,859,660
General Motors Corp.
  7.125%, due 7/15/13                                 2,000,000      2,054,098
  8.375%, due 7/15/33                                 2,000,000      2,116,984
                                                                  ------------
                                                                    11,420,338
                                                                  ------------
BEVERAGES (0.3%)
Coca-Cola Enterprises, Inc.
  8.50%, due 2/1/22                                   1,000,000      1,265,308
                                                                  ------------

CAPITAL MARKETS (2.3%)
Goldman Sachs Group, Inc. (The)
  5.15%, due 1/15/14                                  2,875,000      2,760,914
  5.25%, due 10/15/13                                 1,000,000        970,983
  5.70%, due 9/1/12                                   1,000,000      1,014,386
J.P. Morgan Chase & Co.
  3.50%, due 3/15/09                                  2,000,000      1,919,130
  6.625%, due 3/15/12                                 2,000,000      2,162,614

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CAPITAL MARKETS (CONTINUED)
Morgan Stanley Dean Witter & Co.
  6.75%, due 4/15/11                                $ 2,000,000   $  2,191,738
                                                                  ------------
                                                                    11,019,765
                                                                  ------------
COMMERCIAL BANKS (2.6%)
Bank of America Corp.
  7.80%, due 2/15/10                                  2,000,000      2,298,354
Bank One Corp.
  4.125%, due 9/1/07                                  2,000,000      2,023,200
First Chicago NBD Corp.
  6.125%, due 2/15/06                                 1,750,000      1,835,232
Fleet National Bank
  5.75%, due 1/15/09                                  5,000,000      5,280,690
National City Corp.
  3.20%, due 4/1/08                                   1,000,000        977,786
                                                                  ------------
                                                                    12,415,262
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Cendant Corp.
  7.375%, due 1/15/13                                 2,000,000      2,230,830
Donnelley (R.R.) & Sons Co.
  4.95%, due 4/1/14 (a)                               1,000,000        952,321
                                                                  ------------
                                                                     3,183,151
                                                                  ------------
CONSUMER FINANCE (1.6%)
American General Finance Corp.
  Series G
  5.375%, due 9/1/09                                  1,000,000      1,028,348
Capital One Bank
  Series BNKT
  6.875%, due 2/1/06                                  1,000,000      1,054,744
  8.25%, due 6/15/05                                  2,000,000      2,096,812
Ford Motor Credit Co.
  6.25%, due 2/16/06                                  1,000,000      1,027,179
Household Finance Corp.
  4.75%, due 7/15/13                                  2,500,000      2,357,503
                                                                  ------------
                                                                     7,564,586
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (4.9%)
Associates Corp. of North America
  6.95%, due 11/1/18                                  3,000,000      3,317,622
Boeing Capital Corp.
  5.75%, due 2/15/07                                  3,000,000      3,161,478
CIT Group, Inc.
  7.125%, due 10/15/04                                2,000,000      2,030,612
  7.75%, due 4/2/12                                   2,000,000      2,280,902

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily. V

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    39

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Mellon Funding Corp.
  6.40%, due 5/14/11                                $ 1,125,000   $  1,223,043
National Rural Utilities Cooperative Finance Corp.
  3.875%, due 2/15/08                                 5,000,000      4,985,845
NiSource Finance Corp.
  7.625%, due 11/15/05                                3,000,000      3,182,397
Principal Life Global Funding I
  6.25%, due 2/15/12 (a)                              3,110,000      3,321,613
                                                                  ------------
                                                                    23,503,512
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Bell Atlantic Pennsylvania, Inc.
  8.35%, due 12/15/30                                 1,500,000      1,801,638
MCI, Inc.
  5.908%, due 5/1/07                                     92,000         89,240
  6.688%, due 5/1/09                                     92,000         85,100
  7.735%, due 5/1/14                                     79,000         70,705
Sprint Capital Corp.
  7.125%, due 1/30/06                                 1,000,000      1,058,250
  8.375%, due 3/15/12                                 1,000,000      1,149,329
  8.75%, due 3/15/32                                  2,125,000      2,476,220
                                                                  ------------
                                                                     6,730,482
                                                                  ------------
ELECTRIC UTILITIES (3.3%)
Arizona Public Service Co.
  5.80%, due 6/30/14                                  1,500,000      1,501,443
  7.625%, due 8/1/05                                  3,000,000      3,155,937
Cleveland Electric Illuminating Co.
  5.65%, due 12/15/13 (a)                             1,000,000        973,112
Consumers Energy Co.
  Series J
  6.00%, due 2/15/14                                  1,000,000      1,016,933
DTE Energy Co.
  6.375%, due 4/15/33                                   750,000        702,355
  6.45%, due 6/1/06                                   1,000,000      1,051,730
FPL Group Capital, Inc.
  3.25%, due 4/11/06                                  2,000,000      2,006,142
Pepco Holdings, Inc.
  3.75%, due 2/15/06                                  1,000,000      1,004,814
Progress Energy, Inc.
  6.125%, due 9/15/33                                 2,000,000      1,962,728
  6.50%, due 7/15/12                                  2,000,000      2,150,194
Public Service Co. of New Mexico
  4.40%, due 9/15/08                                    500,000        498,458
                                                                  ------------
                                                                    16,023,846
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOOD & STAPLES RETAILING (1.7%)
Delhaize America, Inc.
  7.375%, due 4/15/06                               $ 2,500,000   $  2,634,438
Kroger Co. (The)
  Series B
  7.70%, due 6/1/29                                   2,000,000      2,251,016
Safeway, Inc.
  4.80%, due 7/16/07                                  2,000,000      2,044,360
SUPERVALU, Inc.
  7.50%, due 5/15/12                                  1,000,000      1,121,103
                                                                  ------------
                                                                     8,050,917
                                                                  ------------
FOOD PRODUCTS (1.2%)
Kellogg Co.
  Series B
  6.60%, due 4/1/11                                   2,000,000      2,193,736
Unilever Capital Corp.
  7.125%, due 11/1/10                                 3,000,000      3,393,855
                                                                  ------------
                                                                     5,587,591
                                                                  ------------
GAS UTILITIES (0.4%)
Kinder Morgan Energy Partners, L.P.
  5.00%, due 12/15/13                                 2,000,000      1,880,694
                                                                  ------------

INSURANCE (0.4%)
Berkshire Hathaway, Inc.
  4.625%, due 10/15/13                                2,000,000      1,911,580
                                                                  ------------

MEDIA (2.6%)
CSC Holdings, Inc.
  7.25%, due 7/15/08                                  1,500,000      1,515,000
TCI Communications, Inc.
  7.125%, due 2/15/28                                 2,000,000      2,080,481
Time Warner, Inc.
  7.57%, due 2/1/24                                   2,500,000      2,699,600
  7.625%, due 4/15/31                                 3,000,000      3,246,423
Walt Disney Co. (The)
  Series B
  6.75%, due 3/30/06                                  2,000,000      2,118,570
  7.00%, due 3/1/32                                   1,000,000      1,071,770
                                                                  ------------
                                                                    12,731,844
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Pacific Electric & Gas Co.
  6.05%, due 3/1/34                                   1,500,000      1,410,834
                                                                  ------------

OIL & GAS (0.4%)
Duke Energy Field Services Corp.
  7.50%, due 8/16/05                                  2,000,000      2,099,788
                                                                  ------------

 40   MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.
  7.375%, due 3/15/32                               $ 1,500,000   $  1,631,141
                                                                  ------------

PHARMACEUTICALS (0.5%)
Wyeth
  6.45%, due 2/1/24                                   2,500,000      2,377,358
                                                                  ------------

REAL ESTATE (1.7%)
Archstone-Smith Trust
  8.20%, due 7/3/05                                   3,305,000      3,470,798
Avalonbay Communities, Inc.
  6.625%, due 9/15/11                                 1,000,000      1,074,416
Regency Centers LP
  7.95%, due 1/15/11                                  2,000,000      2,278,460
Rouse Co. (The)
  3.625%, due 3/15/09                                 1,000,000        950,039
  8.00%, due 4/30/09                                    500,000        566,041
                                                                  ------------
                                                                     8,339,754
                                                                  ------------
ROAD & RAIL (0.9%)
CSX Corp.
  5.50%, due 8/1/13                                   2,000,000      1,974,664
Norfolk Southern Corp.
  7.80%, due 5/15/27                                  2,000,000      2,317,954
                                                                  ------------
                                                                     4,292,618
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial Corp.
  4.00%, due 3/22/11                                  1,500,000      1,399,050
General Electric Capital Corp.
  6.00%, due 6/15/12                                  5,000,000      5,276,440
                                                                  ------------
                                                                     6,675,490
                                                                  ------------
Total Corporate Bonds (Cost $153,757,759)                          153,221,300
                                                                  ------------

FOREIGN CORPORATE BONDS (4.7%)
------------------------------------------------------------------------------
COMMERCIAL BANKS (0.5%)
Danske Bank
  5.914%, due 12/29/49 (a)(c)                         2,500,000      2,533,904
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Deutsche Telekom International Finance BV
  9.25%, due 6/1/32                                   1,000,000      1,317,769
Telecom Italia Capital
  6.375%, due 11/15/33 (a)                              500,000        482,675
                                                                  ------------
                                                                     1,800,444
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN GOVERNMENTS (3.8%)
Province of British Columbia
  4.625%, due 10/3/06                               $ 5,000,000   $  5,150,750
Province of Manitoba
  2.75%, due 1/17/06                                  4,000,000      4,011,076
Province of Ontario
  5.50%, due 10/1/08                                  4,000,000      4,225,184
Province of Quebec
  5.00%, due 7/17/09                                  2,000,000      2,055,504
Republic of Italy
  2.50%, due 3/31/06                                  3,000,000      2,988,936
                                                                  ------------
                                                                    18,431,450
                                                                  ------------
Total Foreign Corporate Bonds
  (Cost $22,269,699)                                                22,765,798
                                                                  ------------

MORTGAGE-BACKED SECURITY (2.0%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.0%)
VMorgan Stanley Capital I
  Series 2004-HQ3 Class A4
  4.80%, due 1/13/41                                 10,000,000      9,609,057
                                                                  ------------
Total Mortgage-Backed Security (Cost $9,527,283)                     9,609,057
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (47.4%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (4.2%)
  2.625%, due 2/16/07                                 5,000,000      4,909,725
  3.00%, due 8/15/05                                  5,000,000      5,032,375
  3.25%, due 8/15/05                                  5,000,000      5,046,125
  3.75%, due 8/15/07                                  5,000,000      5,026,645
                                                                  ------------
                                                                    20,014,870
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (15.5%)
  4.00%, due 5/1/19                                   3,000,002      2,861,308
  4.50%, due 6/1/18-1/1/19                            4,653,068      4,557,172
V  4.50%, due 7/15/19 TBA (b)                        12,000,000     11,715,000
V  5.00%, due 5/1/34-6/1/34                          19,000,496     18,361,339
  5.50%, due 12/1/33                                    227,448        227,153
V  5.50%, due 7/15/34 -8/15/34
    TBA (b)                                          22,000,000     21,859,057
  6.00%, due 1/1/33                                   5,984,636      6,123,455
  6.00%, due 7/15/34 TBA (b)                          4,000,000      4,083,752
  6.50%, due 7/1/17-9/1/32                              473,967        502,905
  7.00%, due 1/1/33                                   4,002,844      4,224,885
                                                                  ------------
                                                                    74,516,026
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
  5.25%, due 8/1/12                                   2,000,000      1,998,534
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    41

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION   (MORTGAGE PASS-THROUGH SECURITIES)
(11.4%)
  4.00%, due 7/20/19 TBA (b)                        $ 3,000,000   $  2,856,564
  4.50%, due 5/1/18                                   6,564,463      6,432,243
V  5.00%, due 1/1/18-5/1/33                          11,763,991     11,806,851
  5.50%, due 5/1/16-6/1/34                           14,665,808     14,668,531
  6.00%, due 2/1/14-9/1/32                            2,346,359      2,420,696
V  6.00%, due 7/15/34 TBA (b)                         7,000,000      7,144,375
  6.50%, due 11/1/09-12/1/31                          5,794,230      6,058,932
  7.00%, due 2/1/27-4/1/31                            1,769,639      1,875,436
  7.50%, due 7/1/28                                     467,922        502,596
  8.00%, due 5/1/25-12/1/29                             974,671      1,064,339
                                                                  ------------
                                                                    54,830,563
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   (MORTGAGE PASS-THROUGH SECURITIES)
  (4.8%)
V  5.00%, due 8/15/34 TBA (b)                        11,000,000     10,618,432
  5.50%, due 3/15/33-4/15/33                          4,596,317      4,600,751
  6.00%, due 2/15/32                                  2,177,785      2,236,193
  6.50%, due 4/15/32-6/15/32                          4,474,820      4,681,133
  7.00%, due 7/15/31                                    494,512        525,646
  9.00%, due 4/15/26                                    270,848        304,045
                                                                  ------------
                                                                    22,966,200
                                                                  ------------
UNITED STATES TREASURY BOND (2.8%)
V  5.375%, due 2/15/31                               13,506,000     13,621,544
                                                                  ------------

UNITED STATES TREASURY NOTES (8.3%)
V  1.75%, due 12/31/04                               15,000,000     15,004,095
  2.25%, due 2/15/07                                  3,100,000      3,039,575
  4.00%, due 6/15/09-2/15/14                          8,240,000      8,172,278
V  4.75%, due 5/15/14                                 7,200,000      7,275,096
  4.875%, due 2/15/12                                 3,000,000      3,098,436
  5.00%, due 2/15/11                                  1,000,000      1,046,719
  5.75%, due 8/15/10                                  2,000,000      2,180,624
                                                                  ------------
                                                                    39,816,823
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $227,484,622)                                              227,764,560
                                                                  ------------
Total Long-Term Bonds
  (Cost $428,048,817)                                              428,368,131
                                                                  ------------

                                                         SHARES          VALUE
COMMON STOCK (0.1%)
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
MCI, Inc.                                                28,757   $    406,912
                                                                  ------------
Total Common Stock
  (Cost $1,887,696)                                                    406,912
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (21.5%) (D)
------------------------------------------------------------------------------
COMMERCIAL PAPER (13.4%)
BMW United States Capital Corp.
  1.24%, due 7/9/04                                 $ 5,000,000      4,998,622
Ciesco LP
  1.20%, due 7/26/04                                  5,000,000      4,995,831
Citigroup Global Markets Holdings, Inc.
  1.10%, due 7/7/04                                   5,000,000      4,999,083
Coca-Cola Co., (The)
  1.16%, due 7/23/04                                  5,000,000      4,996,455
E.I. du Pont de Nemours & Co.
  1.14%, due 7/20/04                                  5,000,000      4,996,991
General Electric Capital Corp.
  1.08%, due 7/9/04                                   2,100,000      2,099,495
International Business Machines Corp.
  1.12%, due 7/12/04                                  5,000,000      4,998,288
International Lease Finance Corp.
  1.07%, due 7/6/04                                   5,000,000      4,999,256
National Rural Utilities Cooperative Finance Corp.
  1.26%, due 7/28/04                                  5,000,000      4,995,275
Nordea North America, Inc.
  1.07%, due 7/16/04                                  5,000,000      4,997,767
PACCAR Financial Corp.
  1.40%, due 7/1/04                                   7,285,000      7,285,000
PepsiAmericas, Inc.
  1.11%, due 7/8/04                                   5,000,000      4,998,920
Toronto Dominion Holdings USA
  1.15%, due 7/19/04                                  5,000,000      4,997,124
                                                                  ------------
Total Commercial Paper
  (Cost $64,358,107)                                                64,358,107
                                                                  ------------

 42   MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
FEDERAL AGENCIES (3.1%)
Federal Farm Credit Bank
  1.17%, due 7/14/04                                $ 7,000,000   $  6,997,038
Federal Home Loan Bank
  1.13%, due 7/23/04                                  4,395,000      4,391,643
  1.17%, due 7/14/04                                  3,500,000      3,498,568
                                                                  ------------
Total Federal Agencies
  (Cost $14,887,249)                                                14,887,249
                                                                  ------------
U.S. GOVERNMENT (5.0%)
United States Treasury Bills
  1.04%, due 7/15/04                                  5,000,000      4,998,016
  1.08%, due 7/22/04                                  3,940,000      3,937,446
  1.21%, due 8/26/04                                  5,000,000      4,990,560
  1.30%, due 9/23/04                                  5,000,000      4,984,940
  1.40%, due 10/14/04                                 5,000,000      4,979,800
                                                                  ------------
Total U.S. Government
  (Cost $23,899,861)                                                23,890,762
                                                                  ------------
Total Short-Term Investments
  (Cost $103,145,217)                                              103,136,118
                                                                  ------------
Total Investments
  (Cost $533,081,730) (e)                                 110.7%   531,911,161(f)
Liabilities in Excess of
  Cash and Other Assets                                   (10.7)   (51,558,361)
                                                    -----------   ------------
Net Assets                                                100.0%  $480,352,800
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement.
(c)  Floating rate. Rate shown is the rate in effect at June
     30, 2004.
(d)  Segregated as collateral for TBA's.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  At June 30, 2004 net unrealized depreciation was
     $1,170,569, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,929,489 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,100,058.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    43

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $533,081,730)                $531,911,161
Cash                                                   1,024
Receivables:
  Investment securities sold                      43,494,775
  Interest                                         4,535,214
  Fund shares sold                                   150,342
Other assets                                           9,374
                                                ------------
    Total assets                                 580,101,890
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 98,435,696
  Fund shares redeemed                               959,763
  Shareholder communication                          107,295
  Adviser                                             98,124
  Administrator                                       78,499
  NYLIFE Distributors                                  8,071
Accrued expenses                                      61,642
                                                ------------
    Total liabilities                             99,749,090
                                                ------------
Net assets                                      $480,352,800
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    327,118
  Service Class                                       31,245
Additional paid-in capital                       471,418,761
Accumulated undistributed net investment
  income                                           8,262,891
Accumulated undistributed net realized gain on
  investments                                      1,483,354
Net unrealized depreciation on investments        (1,170,569)
                                                ------------
Net assets                                      $480,352,800
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $438,548,915
                                                ============
Shares of capital stock outstanding               32,711,788
                                                ============
Net asset value per share outstanding           $      13.41
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 41,803,885
                                                ============
Shares of capital stock outstanding                3,124,502
                                                ============
Net asset value per share outstanding           $      13.38
                                                ============

 44   MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 9,587,929
                                                 -----------
EXPENSES:
  Advisory                                           612,925
  Administration                                     490,340
  Shareholder communication                           93,921
  Professional                                        43,295
  Service                                             38,151
  Directors                                           12,135
  Portfolio pricing                                    8,927
  Miscellaneous                                       25,344
                                                 -----------
    Total expenses                                 1,325,038
                                                 -----------
Net investment income                              8,262,891
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   1,483,354
Net change in unrealized appreciation
  (depreciation) on investments                   (9,795,346)
                                                 -----------
Net realized and unrealized loss on investments   (8,311,992)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $   (49,101)
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    45

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                              2004           2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $  8,262,891   $ 19,448,494
 Net realized gain on investments        1,483,354     13,627,665
 Net change in unrealized
  appreciation (depreciation) on
  investments                           (9,795,346)   (10,541,500)
                                      ---------------------------
 Net increase (decrease) in net
  assets resulting from operations         (49,101)    22,534,659
                                      ---------------------------

Dividends and distributions to shareholders:

 From net investment income:
   Initial Class                                --    (19,902,818)
   Service Class                                --       (768,712)

 From net realized gain on investments:
   Initial Class                                --    (11,892,619)
   Service Class                                --       (466,633)
                                      ---------------------------
 Total dividends and distributions
  to shareholders                               --    (33,030,782)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         8,993,995     77,278,859
   Service Class                        23,651,566     19,885,771

 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Initial Class                                --     31,795,437
   Service Class                                --      1,235,344
                                      ---------------------------
                                        32,645,561    130,195,411

 Cost of shares redeemed:
   Initial Class                       (55,646,671)   (96,297,101)
   Service Class                        (1,232,561)      (506,395)
                                      ---------------------------
                                       (56,879,232)   (96,803,496)
                                      ---------------------------
    Increase (decrease) in net
     assets derived from capital
     share transactions                (24,233,671)    33,391,915
                                      ---------------------------
    Net increase (decrease) in net
     assets                            (24,282,772)    22,895,792

NET ASSETS:
Beginning of period                    504,635,572    481,739,780
                                      ---------------------------
End of period                         $480,352,800   $504,635,572
                                      ===========================
Accumulated undistributed net
 investment income at end of period   $  8,262,891   $         --
                                      ===========================

 46   MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 INITIAL CLASS                                      SERVICE CLASS
                                --------------------------------------------------------------------------------   ---------------

                                  SIX MONTHS                                                                         SIX MONTHS
                                     ENDED                                                                              ENDED
                                   JUNE 30,                          YEAR ENDED DECEMBER 31,                          JUNE 30,
                                     2004*           2003         2002         2001         2000         1999           2004*
Net asset value at beginning
  of period                        $  13.41        $  13.73     $  13.11     $  12.59     $  12.24     $  13.23        $ 13.40
                                   --------        --------     --------     --------     --------     --------        -------
Net investment income                  0.24            0.52(b)      0.60         0.65         0.85         0.78           0.15
Net realized and unrealized
  gain (loss) on investments          (0.24)           0.10         0.64         0.52         0.35        (0.99)         (0.17)
                                   --------        --------     --------     --------     --------     --------        -------
Total from investment
  operations                             --            0.62         1.24         1.17         1.20        (0.21)         (0.02)
                                   --------        --------     --------     --------     --------     --------        -------
Less dividends and
  distributions:
  From net investment income             --           (0.59)       (0.61)       (0.65)       (0.85)       (0.78)            --
  From net realized gain on
    investments                          --           (0.35)       (0.01)          --           --        (0.00)(c)          --
                                   --------        --------     --------     --------     --------     --------        -------
Total dividends and
  distributions                          --           (0.94)       (0.62)       (0.65)       (0.85)       (0.78)            --
                                   --------        --------     --------     --------     --------     --------        -------
Net asset value at end of
  period                           $  13.41        $  13.41     $  13.73     $  13.11     $  12.59     $  12.24        $ 13.38
                                   ========        ========     ========     ========     ========     ========        =======
Total investment return               (0.02%)(d)       4.52%        9.48%        9.27%        9.82%       (1.53%)        (0.14%)(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income              3.91%+          3.75%        4.93%        5.66%        6.37%        5.86%          3.66%+
    Expenses                           0.52%+          0.54%        0.52%        0.52%        0.51%        0.50%          0.77%+
Portfolio turnover rate                 164%            149%          76%          54%          58%         161%           164%
Net assets at end of period
  (in 000's)                       $438,549        $485,033     $481,740     $372,983     $257,573     $287,361        $41,804

                                 SERVICE CLASS
                                ---------------
                                    JUNE 4,
                                    2003(A)
                                    THROUGH
                                 DECEMBER 31,
                                     2003
Net asset value at beginning
  of period                         $ 14.33
                                    -------
Net investment income                  0.28(b)
Net realized and unrealized
  gain (loss) on investments          (0.28)
                                    -------
Total from investment
  operations                          (0.00)(c)
                                    -------
Less dividends and
  distributions:
  From net investment income          (0.58)
  From net realized gain on
    investments                       (0.35)
                                    -------
Total dividends and
  distributions                       (0.93)
                                    -------
Net asset value at end of
  period                            $ 13.40
                                    =======
Total investment return                0.00%(d)(e)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income              3.50%+(f)
    Expenses                           0.79%+
Portfolio turnover rate                 149%
Net assets at end of period
  (in 000's)                        $19,603

(a)  Commencement of Operations.
     Per share data based on average shares outstanding during
(b)  the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
     Represents income earned for the year by the Initial Class
(f)  shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (100.0%)+
------------------------------------------------------------------------------
BANK NOTE (0.8%)
Bayerische Landesbank N.Y.
  5.00%, due 7/20/04 (c)                            $ 3,000,000   $  3,005,683
                                                                  ------------

CERTIFICATES OF DEPOSIT (1.7%) (D)
Barclay's Bank PLC NY
  1.09%, due 11/8/04 (c)                              3,000,000      2,999,678
Deutsche Bank NY
  1.25%, due 10/25/04 (c)                             3,000,000      3,000,668
                                                                  ------------
                                                                     6,000,346
                                                                  ------------
COMMERCIAL PAPER (51.1%)
Abbey National North America
  1.26%, due 9/16/04                                  4,000,000      3,989,220
ABN-AMRO North America Finance, Inc.
  1.06%, due 9/20/04                                  3,325,000      3,317,070
  1.07%, due 7/7/04                                   1,500,000      1,499,733
  1.45%, due 9/22/04                                  3,500,000      3,488,299
Allianz Finance Corp.
  1.33%, due 8/19/04 (a)                              4,000,000      3,992,759
American General Finance Corp.
  1.13%, due 7/27/04                                  4,600,000      4,596,246
ANZ (DE), Inc.
  1.31%, due 9/30/04                                  3,375,000      3,363,824
Atlantis One Funding Corp.
  1.20%, due 8/17/04 (a)                              3,000,000      2,995,300
  1.44%, due 11/10/04 (a)                             4,700,000      4,675,184
Bank of America Corp.
  1.19%, due 8/18/04                                  4,000,000      3,993,653
Barclays U.S. Funding Corp.
  1.11%, due 8/27/04                                  3,975,000      3,968,014
  1.20%, due 8/4/04                                   3,000,000      2,996,600
European Investment Bank
  1.06%, due 7/16/04                                  2,725,000      2,723,819
General Electric Capital Corp.
  1.15%, due 9/9/04-9/15/04                           3,825,000      3,815,939
  1.28%, due 9/3/04                                   4,000,000      3,990,898
Goldman Sachs Group, Inc.
  1.12%, due 8/23/04                                  4,900,000      4,891,920
HBOS Treasury Services
  1.08%, due 7/26/04                                  2,300,000      2,298,275
  1.46%, due 9/9/04                                   3,100,000      3,091,199
ING U.S. Funding LLC
  1.22%, due 8/9/04                                   3,400,000      3,395,506
  1.45%, due 9/2/04                                   3,200,000      3,191,880
KFW International Finance, Inc.
  1.06%, due 8/19/04 (a)                              2,225,000      2,221,790
  1.11%, due 10/1/04 (a)                              3,000,000      2,991,490
  1.14%, due 9/7/04 (a)                               3,000,000      2,993,540

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Lilly (Elli) & Co.
  1.50%, due 10/4/04-10/14/04 (a)                   $ 6,500,000   $  6,472,813
Lloyds Bank PLC
  1.17%, due 10/13/04                                 3,400,000      3,388,508
Metlife Funding Inc.
  1.08%, due 7/14/04                                  3,225,000      3,223,742
Morgan Stanley Dean Witter & Co.
  1.17%, due 7/16/04                                  3,750,000      3,748,172
  1.24%, due 7/21/04                                  2,000,000      1,998,622
Nationwide Building Society
  1.07%, due 9/21/04                                  3,000,000      2,992,688
  1.073%, due 8/16/04                                 3,000,000      2,995,784
  1.075%, due 7/13/04                                 3,200,000      3,198,853
Nestle Capital Corp.
  1.08%, due 9/10/04 (a)                              1,650,000      1,646,485
  1.11%, due 9/16/04 (a)                              4,550,000      4,539,198
Pfizer, Inc.
  1.12%, due 8/5/04 (a)                               4,000,000      3,995,644
  1.17%, due 7/26/04 (a)                              3,000,000      2,997,563
Prudential Funding LLC
  1.12%, due 7/29/04                                  2,650,000      2,647,692
Rabobank USA Financial Corp.
  1.30%, due 9/13/04                                  3,500,000      3,490,647
Receivables Capital Corp.
  1.30%, due 7/28/04 (a)                              4,000,000      3,996,100
San Paolo IMI U.S. Financial Co.
  1.32%, due 10/12/04                                 4,000,000      3,984,893
Santander Hispano Finance, Delaware Inc.
  1.07%, due 7/23/04                                  3,750,000      3,747,548
  1.19%, due 8/12/04                                  4,050,000      4,044,377
Shell Finance (UK) PLC
  1.06%, due 7/12/04                                  4,000,000      3,998,704
  1.28%, due 8/12/04                                  3,000,000      2,995,520
Societe Generale N.A., Inc.
  1.14%, due 9/1/04                                   3,525,000      3,518,079
  1.30%, due 8/16/04                                  2,425,000      2,420,972
  1.64%, due 11/17/04                                 3,150,000      3,130,054
Svenska Handelsbanken AB
  1.064%, due 9/17/04                                 3,000,000      2,993,045
  1.175%, due 8/5/04                                  5,325,000      5,318,917
Swiss Reinsurance Financial Products
  1.33%, due 9/9/04 (a)                               2,815,000      2,807,720
  1.43%, due 11/8/04 (a)                              4,000,000      3,979,345
UBS Finance Delaware LLC
  1.12%, due 9/2/04                                   3,625,000      3,617,895

 + Percentages indicated are based on Portfolio net assets.

 48   MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Wal-Mart Stores, Inc.
  1.03%, due 7/6/04 (a)                             $ 5,450,000   $  5,449,220
  1.10%, due 8/24/04 (a)                              1,650,000      1,647,278
                                                                  ------------
                                                                   183,468,236
                                                                  ------------
CORPORATE BONDS (5.2%)
Abbott Laboratories
  5.125%, due 7/1/04 (c)                              4,000,000      4,000,000
Merrill Lynch & Co. Inc.
  6.00%, due 11/15/04 (c)                             2,750,000      2,795,167
Metropolitan Life Insurance Co. Series EXL
  1.36%, due 4/28/08 (a)(b)(c)                        4,000,000      4,000,000
Wachovia Corp.
  6.95%, due 11/1/04 (c)                              3,000,000      3,057,439
Wells Fargo & Co.
  6.625%, due 7/15/04 (c)                             5,000,000      5,010,243
                                                                  ------------
                                                                    18,862,849
                                                                  ------------
MEDIUM-TERM NOTE (1.1%)
American Express Credit Corp.
  Series B
  1.20%, due 3/5/08 (b)(c)                            4,000,000      4,000,000
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (40.1%)
Federal Home Loan Banks
  1.24%, due 3/1/05 (c)                               3,000,000      3,000,000
  1.36%, due 4/1/05 (c)                               3,000,000      2,999,560
Federal Home Loan Banks (Discount Notes)
  1.04%, due 7/16/04                                  2,950,000      2,948,722
  1.07%, due 7/30/04                                  3,000,000      2,997,414
  1.08%, due 7/14/04                                  1,600,000      1,599,376
  1.16%, due 10/8/04                                  3,000,000      2,990,389
  1.34%, due 10/27/04                                 4,000,000      3,982,431
Federal Mortgage Corporation (Discount Notes)
  1.02%, due 8/24/04                                  4,300,000      4,293,421
  1.035%, due 9/14/04                                 2,025,000      2,020,634
  1.08%, due 8/16/04                                  2,275,000      2,271,861
  1.115%, due 8/3/04                                 10,000,000      9,989,779
  1.155%, due 8/10/04                                 3,650,000      3,645,316
  1.34%, due 10/26/04                                 4,000,000      3,982,580
  1.405%, due 10/15/04                                1,325,000      1,319,519
  1.46%, due 10/1/04                                  4,975,000      4,956,438
  1.48%, due 10/7/04                                  2,375,000      2,365,431
  1.49%, due 9/28/04                                  4,900,000      4,881,950

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage Association
  1.35%, due 9/10/04 (c)                            $ 4,000,000   $  4,000,315
Federal National Mortgage
  Association (Discount Notes)
  1.02%, due 8/25/04                                  3,700,000      3,694,234
  1.09%, due 8/6/04-9/8/04                            5,675,000      5,665,916
  1.12%, due 9/8/04                                   3,000,000      2,993,560
  1.14%, due 9/17/04                                  3,050,000      3,042,467
  1.16%, due 8/20/04                                  3,475,000      3,469,401
  1.20%, due 8/11/04                                  3,000,000      2,995,900
  1.245%, due 9/15/04                                 2,850,000      2,842,509
  1.26%, due 10/8/04                                 10,000,000      9,965,350
  1.272%, due 9/13/04                                 3,400,000      3,391,110
  1.42%, due 9/1/04                                   4,283,000      4,272,526
  1.44%, due 9/29/04                                  4,000,000      3,985,600
  1.50%, due 10/12/04                                 3,000,000      2,987,125
  1.52%, due 9/29/04                                  3,800,000      3,785,560
United States Treasury Bills
  (Discount Notes)
  0.955%, due 7/22/04                                 5,550,000      5,546,908
  0.985%, due 8/26/04                                 3,475,000      3,469,676
  0.99%, due 8/19/04                                  4,575,000      4,568,835
United States Treasury Notes
  (zero coupon), due 11/15/04                         3,225,000      3,211,607
  1.875%, due 9/30/04 (c)                             4,100,000      4,108,947
  2.00%, due 11/30/04 (c)                             2,800,000      2,809,002
  5.875%, due 11/15/04 (c)                            3,200,000      3,256,039
                                                                  ------------
                                                                   144,307,408
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $359,644,522) (e)                       100.0%   359,644,522
Cash and Other Assets,
  Less Liabilities                                          0.0(f)       22,057
                                                    -----------   ------------
Net Assets                                                100.0%  $359,666,579
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June
     30, 2004.
(c)  Coupon interest bearing security.
(d)  Yankee certificate of deposit (CD) -- dollar-denominated
     CD issued in the United States by foreign banks and corporations.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  Less than one tenth of a percent.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

The table below sets forth the diversification of Cash Management Portfolio investments by industry.

                                                     AMORTIZED
                                                        COST       PERCENT+
INDUSTRY DIVERSIFICATION
Banks#                                              $106,817,553       29.7%
Consumer Financial Services                            6,787,065        1.9
Diversified Manufacturing Services                     7,806,837        2.2
Finance                                               23,885,061        6.6
Health Care -- Drugs                                   4,000,000        1.1
Health Care -- Medical Products                        6,993,207        1.9
Health Care -- Services                                6,472,812        1.8
Insurance                                              6,647,692        1.9
Investment Bank/Brokerage                             10,638,715        3.0
Oil -- Integrated Domestic                             6,994,224        1.9
Retail                                                 7,096,498        2.0
Special Purpose Finance                               21,197,450        5.9
U.S. Government &
                                                                       40.1
  Federal Agencies                                   144,307,408
                                                    ------------
                                                     359,644,522      100.0
                                                                        0.0*
Cash and Other Assets, Less Liabilities                   22,057
                                                    ------------
                                                                      100.0%
Net Assets                                          $359,666,579
                                                    ============

+    Percentages indicated are based on Portfolio net assets.
#    The Portfolio will invest more than 25% of the market
     value of its total assets in the securities of banks and
     bank holding companies, including certificates of
     deposit, bankers' acceptances and securities guaranteed
     by banks and bank holding companies.
*    Less than one tenth of a percent.

 50   MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $359,644,522)                 $359,644,522
Cash                                                  18,814
Receivables:
  Investment securities sold                       7,852,638
  Fund shares sold                                   578,363
  Interest                                           486,533
Other assets                                           6,465
                                                ------------
    Total assets                                 368,587,335
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  7,781,355
  Fund shares redeemed                               590,956
  Shareholder communication                          127,337
  Adviser                                             75,211
  Administrator                                       60,169
  Custodian                                           11,438
Accrued expenses                                      46,684
Dividend payable                                     227,606
                                                ------------
    Total liabilities                              8,920,756
                                                ------------
Net assets                                      $359,666,579
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  700 million shares authorized                 $  3,596,705
Additional paid-in capital                       356,069,967
Accumulated net realized loss on investments             (93)
                                                ------------
Net assets applicable to outstanding shares     $359,666,579
                                                ============
Shares of capital stock outstanding              359,670,543
                                                ============
Net asset value per share outstanding           $       1.00
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $1,935,701
                                                  ----------
EXPENSES:
  Advisory                                           432,359
  Administration                                     345,887
  Shareholder communication                          111,360
  Professional                                        30,875
  Custodian                                           16,451
  Directors                                            8,499
  Miscellaneous                                       11,745
                                                  ----------
    Total expenses                                   957,176
                                                  ----------
Net investment income                                978,525
                                                  ----------

REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                         (93)
                                                  ----------
Net increase in net assets resulting from
  operations                                      $  978,432
                                                  ==========

 52   MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                             2004              2003
DECREASE IN NET ASSETS:
Operations:
 Net investment income              $     978,525   $     3,014,546
 Net realized gain (loss) on
  investments                                 (93)            5,686
                                    -------------------------------
 Net increase in net assets
  resulting from operations               978,432         3,020,232
                                    -------------------------------

Dividends and distributions to shareholders:
 From net investment income              (978,525)       (3,014,546)

 From net realized gain on
  investments                              (4,788)          (27,721)
                                    -------------------------------
 Total dividends and distributions
  to shareholders                        (983,313)       (3,042,267)
                                    -------------------------------

Capital share transactions:
 Net proceeds from sale of shares     166,723,681       939,340,790

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions          792,196         3,042,267
                                    -------------------------------
                                      167,515,877       942,383,057
 Cost of shares redeemed             (167,818,870)   (1,100,734,862)
                                    -------------------------------

  Decrease in net assets derived
   from capital share transactions       (302,993)     (158,351,805)
                                    -------------------------------
  Net decrease in net assets             (307,874)     (158,373,840)

NET ASSETS:
Beginning of period                   359,974,453       518,348,293
                                    -------------------------------
End of period                       $ 359,666,579   $   359,974,453
                                    ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                 SIX MONTHS
                                    ENDED
                                  JUNE 30,                                 YEAR ENDED DECEMBER 31,
                                    2004*           2003            2002            2001            2000            1999
Net asset value at beginning
  of period                       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                  --------        --------        --------        --------        --------        --------
Net investment income                 0.00(a)         0.01            0.01            0.04            0.06            0.05
Net realized gain on
  investments                         0.00(a)         0.00(a)         0.00(a)         0.00(a)           --            0.00(a)
                                  --------        --------        --------        --------        --------        --------
Total from investment
  operations                          0.00(a)         0.01            0.01            0.04            0.06            0.05
                                  --------        --------        --------        --------        --------        --------
Less dividends and
  distributions:
  From net investment income         (0.00)(a)       (0.01)          (0.01)          (0.04)          (0.06)          (0.05)
  From net realized gain on
    investments                      (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.00)(a)          --           (0.00)(a)
                                  --------        --------        --------        --------        --------        --------
Total dividends and
  distributions                      (0.00)(a)       (0.01)          (0.01)          (0.04)          (0.06)          (0.05)
                                  --------        --------        --------        --------        --------        --------
Net asset value at end of
  period                          $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                  ========        ========        ========        ========        ========        ========
Total investment return               0.28%(b)        0.67%           1.36%           3.84%           6.06%           4.84%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             0.57%+          0.67%           1.33%           3.57%           5.87%           4.79%
    Expenses                          0.55%+          0.55%           0.55%           0.54%           0.52%           0.51%
Net assets at end of period
  (in 000's)                      $359,667        $359,974        $518,348        $481,171        $305,915        $454,470

(a)  Less than one cent per share.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

 54   MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS JUNE 30, 2004 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (100.0%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.5%)
Boeing Co. (The)                                       161,719   $  8,262,224
Goodrich Corp.                                          20,157        651,676
Honeywell International, Inc.                           32,224      1,180,365
L-3 Communications Holdings, Inc.                        4,494        300,199
Precision Castparts Corp.                                2,704        147,882
Raytheon Co.                                            72,015      2,575,976
United Technologies Corp.                                    8            732
                                                                 ------------
                                                                   13,119,054
                                                                 ------------
AIR FREIGHT & LOGISTICS (1.2%)
CNF, Inc.                                                6,236        259,168
FedEx Corp.                                             51,090      4,173,542
J.B. Hunt Transport Services, Inc.                      20,402        787,109
Ryder System, Inc.                                      16,326        654,183
United Parcel Service, Inc. Class B                     59,455      4,469,233
                                                                 ------------
                                                                   10,343,235
                                                                 ------------
AIRLINES (0.0%) (B)
Alaska Air Group, Inc. (a)                               1,175         28,047
Delta Air Lines, Inc. (a)                                7,661         54,546
JetBlue Airways Corp. (a)                                   21            617
                                                                 ------------
                                                                       83,210
                                                                 ------------
AUTO COMPONENTS (0.4%)
ArvinMeritor, Inc.                                       3,943         77,165
Bandag, Inc.                                             3,876        172,598
Bandag, Inc. Class A                                       200          8,320
BorgWarner, Inc.                                         4,730        207,032
Cooper Tire & Rubber Co.                                12,364        284,372
Dana Corp.                                              37,640        737,744
Delphi Corp.                                           108,247      1,156,078
Goodyear Tire & Rubber Co. (The) (a)                     1,113         10,117
Lear Corp.                                               5,845        344,797
Modine Manufacturing Co.                                     7            223
Visteon Corp.                                           33,220        387,677
                                                                 ------------
                                                                    3,386,123
                                                                 ------------
AUTOMOBILES (1.0%)
Ford Motor Co.                                         464,303      7,266,342
General Motors Corp.                                    30,824      1,436,090
                                                                 ------------
                                                                    8,702,432
                                                                 ------------
BEVERAGES (1.6%)
Adolph Coors Co. Class B                                 9,259        669,796
Brown-Forman Corp. Class B                               5,162        249,170
Coca-Cola Co. (The)                                     89,891      4,537,698
Coca-Cola Enterprises, Inc.                            116,474      3,376,581
Pepsi Bottling Group, Inc. (The)                        61,540      1,879,431
PepsiAmericas, Inc.                                     36,157        767,975
PepsiCo, Inc.                                           32,559      1,754,279
                                                                 ------------
                                                                   13,234,930
                                                                 ------------


                                                        SHARES          VALUE
BIOTECHNOLOGY (0.5%)
Amgen, Inc. (a)                                         12,608   $    688,019
Biogen Idec, Inc. (a)                                   54,335      3,436,689
Charles River Laboratories International, Inc. (a)       1,959         95,736
Millennium Pharmaceuticals, Inc. (a)                     2,295         31,671
Protein Design Labs, Inc. (a)                           19,864        379,998
                                                                 ------------
                                                                    4,632,113
                                                                 ------------
BUILDING PRODUCTS (0.5%)
American Standard Cos., Inc. (a)                        18,387        741,180
Masco Corp.                                             99,634      3,106,588
York International Corp.                                 5,031        206,623
                                                                 ------------
                                                                    4,054,391
                                                                 ------------
CAPITAL MARKETS (2.4%)
A.G. Edwards, Inc.                                      13,630        463,829
Bank of New York Co., Inc. (The)                        95,930      2,828,016
Bear Stearns Cos., Inc. (The)                            8,487        715,539
E*TRADE Financial Corp. (a)                             90,188      1,005,596
Federated Investors, Inc. Class B                        4,360        132,282
J.P. Morgan Chase & Co.                                  3,771        146,202
LaBranche & Co., Inc. (a)                                7,478         62,965
Lehman Brothers Holdings, Inc.                          35,505      2,671,751
Merrill Lynch & Co., Inc.                              115,051      6,210,453
Morgan Stanley                                          31,969      1,687,004
Raymond James Financial, Inc.                           12,261        324,304
S&P 500 Index-SPDR Trust, Series 1 (c)                  42,450      4,861,799
                                                                 ------------
                                                                   21,109,740
                                                                 ------------
CHEMICALS (1.3%)
Cabot Corp.                                             13,084        532,519
Dow Chemical Co. (The)                                 118,402      4,818,961
Eastman Chemical Co.                                     6,376        294,762
Engelhard Corp.                                         27,382        884,712
FMC Corp. (a)                                            8,988        387,473
IMC Global, Inc. (a)                                    14,981        200,745
International Flavors & Fragrances, Inc.                   922         34,483
Monsanto Co.                                            66,996      2,579,346
PPG Industries, Inc.                                    20,230      1,264,173
Rohm & Haas Co.                                          1,525         63,410
Valspar Corp. (The)                                      2,170        109,346
                                                                 ------------
                                                                   11,169,930
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL BANKS (6.8%)
VBank of America Corp.                                 179,595   $ 15,197,329
Bank One Corp.                                         226,308     11,541,708
Banknorth Group, Inc.                                    9,571        310,866
BB&T Corp.                                              69,750      2,578,658
Charter One Financial, Inc.                             15,776        697,141
Fifth Third Bancorp                                     23,890      1,284,804
First Horizon National Corp.                            22,739      1,033,942
Greater Bay Bancorp                                      2,194         63,407
KeyCorp                                                 17,948        536,466
M&T Bank Corp.                                          15,643      1,365,634
Marshall & Ilsley Corp.                                  3,162        123,603
National City Corp.                                    126,645      4,433,841
North Fork Bancorp., Inc.                               12,976        493,737
PNC Financial Services
  Group, Inc. (The)                                      2,163        114,812
Provident Financial Group, Inc.                         50,401      1,988,823
Regions Financial Corp.                                 48,229      1,762,770
Silicon Valley Bancshares (a)                               14            555
SunTrust Banks, Inc.                                    11,996        779,620
TCF Financial Corp.                                      9,887        573,940
U.S. Bancorp                                           129,676      3,573,871
Union Planters Corp.                                    23,634        704,530
Unizan Financial Corp.                                   8,338        217,622
Wachovia Corp.                                          38,879      1,730,115
Wells Fargo & Co.                                      139,424      7,979,236
Zions Bancorp                                            2,505        153,932
                                                                 ------------
                                                                   59,240,962
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.8%)
Allied Waste Industries, Inc. (a)                       67,246        886,302
Banta Corp.                                              1,793         79,627
Brink's Co. (The)                                       13,790        472,308
Cendant Corp.                                          256,482      6,278,679
Copart, Inc. (a)                                         7,369        196,752
Dun & Bradstreet Corp. (The) (a)                         4,075        219,683
H&R Block, Inc.                                          7,426        354,072
ITT Educational Services, Inc. (a)                         386         14,676
Laureate Education, Inc. (a)                                 9            344
Pitney Bowes, Inc.                                      49,047      2,170,330
Republic Services, Inc.                                  6,333        183,277
Sotheby's Holdings, Inc. Class A (a)                     2,733         43,619
United Rentals, Inc. (a)                                19,536        349,499
Viad Corp.                                               7,440        200,954
Waste Management, Inc.                                 127,709      3,914,281
                                                                 ------------
                                                                   15,364,403
                                                                 ------------
COMMUNICATIONS EQUIPMENT (4.0%)
ADC Telecommunications, Inc. (a)                        14,125         40,115
Advanced Fibre
  Communications, Inc. (a)                               5,615        113,423


                                                        SHARES          VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Andrew Corp. (a)                                        14,160   $    283,342
Avaya, Inc. (a)                                         26,743        422,272
Cisco Systems, Inc. (a)                                501,375     11,882,588
CommScope, Inc. (a)                                     14,623        313,663
Corning, Inc. (a)                                      166,701      2,177,115
Harris Corp.                                            16,889        857,117
JDS Uniphase Corp. (a)                                  22,884         86,730
Lucent Technologies, Inc. (a)                          415,790      1,571,686
Motorola, Inc.                                         499,893      9,123,047
Plantronics, Inc. (a)                                   11,568        487,013
Polycom, Inc. (a)                                        7,707        172,714
QUALCOMM, Inc.                                         106,730      7,789,155
Tellabs, Inc. (a)                                          999          8,731
                                                                 ------------
                                                                   35,328,711
                                                                 ------------
COMPUTERS & PERIPHERALS (2.9%)
Dell, Inc. (a)                                          48,231      1,727,634
Gateway, Inc. (a)                                           11             49
Hewlett-Packard Co.                                    303,297      6,399,567
VInternational Business
  Machines Corp.                                       160,484     14,146,665
Lexmark International, Inc. (a)                          5,329        514,408
NCR Corp. (a)                                           23,957      1,188,028
Network Appliance, Inc. (a)                                 21            452
Storage Technology Corp. (a)                            28,138        816,002
Sun Microsystems, Inc. (a)                              30,220        131,155
                                                                 ------------
                                                                   24,923,960
                                                                 ------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Dycom Industries, Inc. (a)                                 946         26,488
Granite Construction, Inc.                                 608         11,084
Quanta Services, Inc. (a)                               19,718        122,646
                                                                 ------------
                                                                      160,218
                                                                 ------------
CONSTRUCTION MATERIALS (0.2%)
Martin Marietta Materials, Inc.                          6,330        280,609
Vulcan Materials Co.                                    21,465      1,020,661
                                                                 ------------
                                                                    1,301,270
                                                                 ------------
CONSUMER FINANCE (0.7%)
American Express Co.                                         3            154
AmeriCredit Corp. (a)                                   31,813        621,308
Capital One Financial Corp.                             58,319      3,987,853
MBNA Corp.                                              40,540      1,045,527
Providian Financial Corp. (a)                           60,349        885,320
                                                                 ------------
                                                                    6,540,162
                                                                 ------------
CONTAINERS & PACKAGING (0.4%)
Ball Corp.                                               7,844        565,160
Bemis Co., Inc.                                          7,769        219,474
Longview Fibre Co. (a)                                   8,639        127,253
Pactiv Corp. (a)                                        12,785        318,858
Sealed Air Corp. (a)                                    16,609        884,761

 56   MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
CONTAINERS & PACKAGING (CONTINUED)
Sonoco Products Co.                                     12,194   $    310,947
Temple-Inland, Inc.                                     13,858        959,667
                                                                 ------------
                                                                    3,386,120
                                                                 ------------
DISTRIBUTORS (0.0%) (B)
Genuine Parts Co.                                        3,309        131,301
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (2.0%)
VCitigroup, Inc.                                       307,230     14,286,195
GATX Corp.                                              12,384        336,845
Moody's Corp.                                            6,489        419,579
Principal Financial Group, Inc.                         81,508      2,834,848
                                                                 ------------
                                                                   17,877,467
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.4%)
ALLTEL Corp.                                            30,798      1,558,995
AT&T Corp.                                              44,339        648,680
BellSouth Corp.                                        306,151      8,027,279
CenturyTel, Inc.                                         5,889        176,906
Cincinnati Bell, Inc. (a)                                5,460         24,242
Citizens Communications Co. (a)                         26,526        320,965
Qwest Communications International, Inc. (a)           250,412        898,979
SBC Communications, Inc.                               319,366      7,744,625
Sprint Corp. (FON Group)                               320,782      5,645,754
Verizon Communications, Inc.                           379,159     13,721,764
                                                                 ------------
                                                                   38,768,189
                                                                 ------------
ELECTRIC UTILITIES (2.8%)
Allegheny Energy, Inc. (a)                              10,397        160,218
Alliant Energy Corp.                                     4,425        115,404
Ameren Corp.                                             7,743        332,639
American Electric Power Co., Inc.                       83,294      2,665,408
CenterPoint Energy, Inc.                                77,756        894,194
CMS Energy Corp. (a)                                         5             46
DPL, Inc.                                               26,671        517,951
DTE Energy Co.                                           1,165         47,229
Duquesne Light Holdings, Inc.                           19,118        369,169
Edison International                                    82,704      2,114,741
Entergy Corp.                                           33,390      1,870,174
FirstEnergy Corp.                                       31,438      1,176,096
Great Plains Energy, Inc.                                8,860        263,142
IDACORP, Inc.                                            6,755        182,385
Northeast Utilities                                     22,048        429,275
NSTAR                                                    6,866        328,744
OGE Energy Corp.                                         3,466         88,279
Pepco Holdings, Inc.                                    14,791        270,379
PG&E Corp. (a)                                          71,447      1,996,229
Pinnacle West Capital Corp.                             16,915        683,197
PNM Resources, Inc.                                      5,196        107,921
PPL Corp.                                               44,840      2,058,156
Progress Energy, Inc.                                   41,784      1,840,585


                                                        SHARES          VALUE
ELECTRIC UTILITIES (CONTINUED)
Southern Co. (The)                                      36,306   $  1,058,320
TECO Energy, Inc.                                       15,963        191,396
TXU Corp.                                               82,147      3,327,775
Xcel Energy, Inc.                                       57,674        963,732
                                                                 ------------
                                                                   24,052,784
                                                                 ------------
ELECTRICAL EQUIPMENT (0.1%)
AMETEK, Inc.                                             2,882         89,054
Hubbell, Inc. Class B                                    7,025        328,138
Thomas & Betts Corp. (a)                                 7,224        196,709
                                                                 ------------
                                                                      613,901
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Agilent Technologies, Inc. (a)                          61,638      1,804,761
Arrow Electronics, Inc. (a)                             26,129        700,780
Avnet, Inc. (a)                                         22,632        513,746
Molex, Inc.                                              7,903        253,528
PerkinElmer, Inc.                                       25,834        517,713
Plexus Corp. (a)                                             5             67
Sanmina-SCI Corp. (a)                                   97,113        883,728
Solectron Corp. (a)                                     99,536        643,998
Tech Data Corp. (a)                                      2,491         97,473
Tektronix, Inc.                                          3,613        122,914
Thermo Electron Corp. (a)                               11,378        349,760
Vishay Intertechnology, Inc. (a)                        32,513        604,092
Waters Corp. (a)                                         9,897        472,879
                                                                 ------------
                                                                    6,965,439
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Hanover Compressor Co. (a)                               8,244         98,103
Schlumberger Ltd.                                        2,310        146,708
Transocean, Inc. (a)                                    13,619        394,134
                                                                 ------------
                                                                      638,945
                                                                 ------------
FOOD & STAPLES RETAILING (3.2%)
Albertson's, Inc.                                       77,564      2,058,549
BJ's Wholesale Club, Inc. (a)                            3,059         76,475
Costco Wholesale Corp.                                  86,130      3,537,359
CVS Corp.                                                1,349         56,685
Kroger Co. (The) (a)                                   155,080      2,822,456
Longs Drug Stores Corp.                                  1,945         46,427
Ruddick Corp.                                            7,023        157,667
Safeway, Inc. (a)                                      108,921      2,760,058
SUPERVALU, Inc.                                         34,057      1,042,485
VWal-Mart Stores, Inc.                                 285,799     15,078,755
Whole Foods Market, Inc.                                 6,427        613,457
Winn-Dixie Stores, Inc.                                 15,041        108,295
                                                                 ------------
                                                                   28,358,668
                                                                 ------------
FOOD PRODUCTS (1.6%)
Archer-Daniels-Midland Co.                              58,647        984,097
ConAgra Foods, Inc.                                    112,404      3,043,900
Dean Foods Co. (a)                                      12,553        468,353
H.J. Heinz Co.                                          50,569      1,982,305

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Hormel Foods Corp.                                       5,541   $    172,325
Interstate Bakeries Corp.                                9,466        102,706
J.M. Smucker Co. (The)                                      10            459
Kellogg Co.                                             15,519        649,470
Lancaster Colony Corp.                                       6            250
Sara Lee Corp.                                         200,085      4,599,954
Smithfield Foods, Inc. (a)                              14,140        415,716
Tootsie Roll Industries, Inc.                                6            195
Tyson Foods, Inc. Class A                               89,221      1,869,180
                                                                 ------------
                                                                   14,288,910
                                                                 ------------
GAS UTILITIES (0.3%)
Kinder Morgan, Inc.                                     31,089      1,843,267
Nicor, Inc.                                              3,626        123,175
Peoples Energy Corp.                                         7            295
Sempra Energy                                           18,627        641,328
WGL Holdings, Inc.                                       2,088         59,967
                                                                 ------------
                                                                    2,668,032
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Apogent Technologies, Inc. (a)                          22,553        721,696
Applera Corp. -- Applied Biosystems Group               23,169        503,926
Bausch & Lomb, Inc.                                     11,501        748,370
Beckman Coulter, Inc.                                    2,179        132,919
Becton, Dickinson & Co.                                 64,068      3,318,722
C.R. Bard, Inc.                                         10,516        595,732
Cytyc Corp. (a)                                         15,594        395,620
DENTSPLY International, Inc.                             3,284        171,096
Guidant Corp.                                           13,497        754,212
Hillenbrand Industries, Inc.                             5,331        322,259
Hospira, Inc.                                            6,909        190,688
Medtronic, Inc.                                              2             98
Stryker Corp.                                           24,296      1,336,280
VISX, Inc. (a)                                              20            534
Zimmer Holdings, Inc. (a)                               47,251      4,167,538
                                                                 ------------
                                                                   13,359,690
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (3.2%)
Aetna, Inc.                                             38,790      3,297,150
AmerisourceBergen Corp.                                 28,338      1,694,046
Anthem, Inc. (a)                                         7,604        681,014
Apria Healthcare Group, Inc. (a)                         5,575        160,003
Caremark Rx, Inc. (a)                                   40,143      1,322,310
CIGNA Corp.                                             35,733      2,458,788
Community Health
  Systems, Inc. (a)                                      8,044        215,338
Covance, Inc. (a)                                       13,145        507,134
Coventry Health Care, Inc. (a)                           7,425        363,083
First Health Group Corp. (a)                             7,954        124,162
Health Net, Inc. (a)                                    19,499        516,723
Humana, Inc. (a)                                        13,890        234,741


                                                        SHARES          VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
IMS Health, Inc.                                        10,323   $    241,971
LifePoint Hospitals, Inc. (a)                            1,526         56,798
Lincare Holdings, Inc. (a)                                   8            263
Manor Care, Inc.                                        22,656        740,398
Medco Health Solutions, Inc. (a)                        28,839      1,081,462
Omnicare, Inc.                                           4,356        186,480
Oxford Health Plans, Inc.                                8,150        448,576
PacifiCare Health Systems, Inc. (a)                     21,318        824,154
Quest Diagnostics, Inc.                                 12,821      1,089,144
Tenet Healthcare Corp. (a)                              79,020      1,059,658
Triad Hospitals, Inc. (a)                               19,113        711,577
UnitedHealth Group, Inc.                               133,150      8,288,587
Universal Health Services, Inc. Class B                  7,368        338,118
WellPoint Health Networks, Inc. (a)                     13,179      1,476,180
                                                                 ------------
                                                                   28,117,858
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Boyd Gaming Corp.                                        8,193        217,688
Brinker International, Inc. (a)                         12,089        412,477
Caesars Entertainment, Inc. (a)                         76,945      1,154,175
Carnival Corp.                                          26,850      1,261,950
CBRL Group, Inc.                                         6,848        211,261
Darden Restaurants, Inc.                                 6,867        141,117
GTECH Holdings Corp.                                    10,024        464,211
Harrah's Entertainment, Inc.                             4,625        250,213
International Game Technology                           59,747      2,306,234
International Speedway Corp. Class A                        10            486
Mandalay Resort Group                                   16,502      1,132,697
McDonald's Corp.                                       118,796      3,088,696
Six Flags, Inc. (a)                                     19,600        142,296
Starwood Hotels & Resorts Worldwide, Inc.               10,212        458,008
Yum! Brands, Inc. (a)                                   53,763      2,001,059
                                                                 ------------
                                                                   13,242,568
                                                                 ------------
HOUSEHOLD DURABLES (1.3%)
American Greetings Corp. Class A (a)                     8,377        194,179
Black & Decker Corp. (The)                              10,777        669,575
Centex Corp.                                            26,475      1,211,231
D.R. Horton, Inc.                                       40,121      1,139,436
Fortune Brands, Inc.                                     6,330        477,472
Furniture Brands International, Inc.                     9,335        233,842
Harman International
  Industries, Inc.                                      13,855      1,260,805
Hovnanian Enterprises, Inc. Class A (a)                  2,610         90,593
Lennar Corp. Class A                                    38,445      1,719,260
Maytag Corp.                                            16,650        408,092
Mohawk Industries, Inc. (a)                              2,862        209,871
Newell Rubbermaid, Inc.                                 22,575        530,513

 58   MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Pulte Homes, Inc.                                       15,648   $    814,165
Snap-on, Inc.                                            2,913         97,731
Stanley Works (The)                                     17,079        778,461
Toll Brothers, Inc. (a)                                  4,939        209,019
Tupperware Corp.                                         7,303        141,897
Whirlpool Corp.                                         14,594      1,001,148
                                                                 ------------
                                                                   11,187,290
                                                                 ------------
HOUSEHOLD PRODUCTS (1.5%)
Colgate-Palmolive Co.                                   35,184      2,056,505
Energizer Holdings, Inc. (a)                             1,303         58,635
Kimberly-Clark Corp.                                    73,717      4,856,476
Procter & Gamble Co. (The)                             105,365      5,736,070
                                                                 ------------
                                                                   12,707,686
                                                                 ------------
INDUSTRIAL CONGLOMERATES (4.7%)
3M Co.                                                   4,335        390,193
Carlisle Cos., Inc.                                      1,286         80,053
VGeneral Electric Co.                                  835,867     27,082,091
Textron, Inc.                                           34,748      2,062,294
Tyco International Ltd.                                356,921     11,828,362
                                                                 ------------
                                                                   41,442,993
                                                                 ------------
INSURANCE (8.0%)
ACE, Ltd.                                               57,430      2,428,141
AFLAC, Inc.                                            129,882      5,300,484
Allmerica Financial Corp. (a)                           13,461        454,982
Allstate Corp. (The)                                    18,806        875,419
Ambac Financial Group, Inc.                             22,135      1,625,594
American Financial Group, Inc.                          11,888        363,416
VAmerican International Group, Inc.                    291,106     20,750,036
AmerUs Group Co.                                         5,193        214,990
Aon Corp.                                               70,122      1,996,373
Chubb Corp. (The)                                        8,053        549,054
Cincinnati Financial Corp.                              29,428      1,280,707
Everest Re Group Ltd.                                    2,425        194,873
Fidelity National Financial, Inc.                       35,000      1,306,900
First American Corp.                                    17,200        445,308
Hartford Financial Services
  Group, Inc. (The)                                     67,080      4,611,079
HCC Insurance Holdings, Inc.                             8,944        298,819
Horace Mann Educators Corp.                              5,890        102,957
Lincoln National Corp.                                  42,956      2,029,671
Loews Corp.                                             47,018      2,819,199
Marsh & McLennan Cos., Inc.                              2,876        130,513
MBIA, Inc.                                               2,020        115,382
MetLife, Inc.                                          173,202      6,209,292
Ohio Casualty Corp. (a)                                 12,889        259,456
Progressive Corp. (The)                                 44,066      3,758,830
Protective Life Corp.                                   14,544        562,416
Prudential Financial, Inc.                              57,087      2,652,833
SAFECO Corp.                                            23,533      1,035,452


                                                        SHARES          VALUE
INSURANCE (CONTINUED)
St. Paul Travelers Cos., Inc. (The)                    114,403   $  4,637,898
StanCorp Financial Group, Inc.                           1,184         79,328
Torchmark Corp.                                         15,027        808,453
Unitrin, Inc.                                           17,244        734,595
UnumProvident Corp.                                     40,186        638,957
W. R. Berkley Corp.                                     21,199        910,497
XL Capital Ltd. Class A                                      3            226
                                                                 ------------
                                                                   70,182,130
                                                                 ------------
INTERNET & CATALOG RETAIL (0.1%)
eBay, Inc. (a)                                          10,704        984,233
                                                                 ------------

INTERNET SOFTWARE & SERVICES (0.0%) (B)
Internet Security Systems, Inc. (a)                      2,113         32,413
Retek, Inc. (a)                                             12             74
Yahoo!, Inc. (a)                                         9,856        358,069
                                                                 ------------
                                                                      390,556
                                                                 ------------
IT SERVICES (0.5%)
Acxiom Corp.                                            21,680        538,314
Affiliated Computer Services, Inc. Class A (a)           1,866         98,786
CheckFree Corp. (a)                                      8,091        242,730
Cognizant Technology
  Solutions Corp. (a)                                    5,494        139,602
Computer Sciences Corp. (a)                             15,404        715,208
Convergys Corp. (a)                                     12,285        189,189
CSG Systems International, Inc. (a)                      6,613        136,889
DST Systems, Inc. (a)                                    7,964        382,989
Electronic Data Systems Corp.                           43,218        827,625
Gartner, Inc. Class A (a)                               16,514        218,315
Keane, Inc. (a)                                            581          7,954
MPS Group, Inc. (a)                                      4,265         51,692
Sabre Holdings Corp. Class A                             5,895        163,350
Titan Corp. (The) (a)                                       16            208
Unisys Corp. (a)                                        41,178        571,551
                                                                 ------------
                                                                    4,284,402
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick Corp.                                         19,483        794,906
Eastman Kodak Co.                                       37,090      1,000,688
Hasbro, Inc.                                            33,688        640,072
Mattel, Inc.                                            36,567        667,348
                                                                 ------------
                                                                    3,103,014
                                                                 ------------
MACHINERY (0.9%)
Crane Co.                                                   12            377
Cummins, Inc.                                            8,983        561,437
Deere & Co.                                             40,664      2,852,173
Eaton Corp.                                             21,993      1,423,827
Flowserve Corp. (a)                                     10,027        250,073
Harsco Corp.                                             2,557        120,179
Ingersoll-Rand Co. Class A                                   4            273
ITT Industries, Inc.                                     1,487        123,421

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MACHINERY (CONTINUED)
Navistar International Corp. (a)                         5,905   $    228,878
Nordson Corp.                                            8,210        356,068
PACCAR, Inc.                                            14,483        839,869
Parker Hannifin Corp.                                    5,048        300,154
SPX Corp.                                               19,230        893,041
Tecumseh Products Co. Class A                            3,449        142,064
Trinity Industries, Inc.                                 2,087         66,346
                                                                 ------------
                                                                    8,158,180
                                                                 ------------
MEDIA (1.9%)
Comcast Corp. Class A (a)                               33,887        949,853
McGraw-Hill Cos., Inc. (The)                            11,108        850,540
Reader's Digest Association, Inc. (The)                  4,157         66,470
Scholastic Corp. (a)                                     3,207         96,050
Time Warner, Inc. (a)                                  538,950      9,474,741
Viacom, Inc. Class B                                   102,914      3,676,088
Walt Disney Co. (The)                                   48,813      1,244,243
                                                                 ------------
                                                                   16,357,985
                                                                 ------------
METALS & MINING (0.6%)
Alcoa, Inc.                                             16,418        542,287
Allegheny Technologies, Inc.                             7,928        143,100
Arch Coal, Inc.                                          8,892        325,358
Freeport-McMoRan Copper & Gold, Inc. Class B            25,373        841,115
Newmont Mining Corp.                                        10            388
Nucor Corp.                                              3,353        257,376
Peabody Energy Corp.                                     7,705        431,403
Phelps Dodge Corp.                                      23,090      1,789,706
United States Steel Corp.                               27,285        958,249
                                                                 ------------
                                                                    5,288,982
                                                                 ------------
MULTILINE RETAIL (1.5%)
Big Lots, Inc. (a)                                          24            347
Dillard's, Inc. Class A                                 21,054        469,504
Dollar General Corp.                                        11            215
Federated Department Stores, Inc.                       45,858      2,251,628
J.C. Penney Co., Inc. Holding Co.                       69,632      2,629,305
May Department Stores Co. (The)                         73,192      2,012,048
Neiman Marcus Group, Inc. (The) Class A                  4,157        231,337
Nordstrom, Inc.                                         34,902      1,487,174
Saks, Inc.                                              35,716        535,740
Sears, Roebuck & Co.                                    49,714      1,877,200
Target Corp.                                            31,549      1,339,886
                                                                 ------------
                                                                   12,834,384
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The) (a)                                    158,488      1,573,786
Duke Energy Corp.                                       79,890      1,620,968
Dynegy, Inc. Class A (a)                                47,080        200,561


                                                        SHARES          VALUE
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
El Paso Corp.                                           27,210   $    214,415
Energy East Corp.                                        1,067         25,875
MDU Resources Group, Inc.                                9,627        231,337
National Fuel Gas Co.                                    8,593        214,825
Questar Corp.                                           10,357        400,194
Sierra Pacific Resources (a)                            29,660        228,679
Westar Energy, Inc.                                      6,194        123,322
Williams Cos., Inc. (The)                               51,501        612,862
                                                                 ------------
                                                                    5,446,824
                                                                 ------------
OFFICE ELECTRONICS (0.3%)
Xerox Corp. (a)                                        201,966      2,928,507
                                                                 ------------

OIL & GAS (8.1%)
Amerada Hess Corp.                                      22,819      1,807,036
Anadarko Petroleum Corp.                                23,394      1,370,888
Ashland, Inc.                                           14,585        770,234
Burlington Resources, Inc.                              55,251      1,998,981
VChevronTexaco Corp.                                   149,742     14,092,220
ConocoPhillips                                         134,710     10,277,026
Devon Energy Corp.                                      25,001      1,650,066
EOG Resources, Inc.                                      9,535        569,335
VExxonMobil Corp.                                      551,519     24,492,959
Kerr-McGee Corp.                                        25,590      1,375,965
Marathon Oil Corp.                                      50,008      1,892,303
Newfield Exploration Co. (a)                             6,970        388,508
Noble Energy, Inc.                                       4,875        248,625
Occidental Petroleum Corp.                              51,140      2,475,687
Overseas Shipholding Group, Inc.                         9,947        438,961
Pioneer Natural Resources Co.                            4,777        167,577
Pogo Producing Co.                                       7,117        351,580
Sunoco, Inc.                                            19,443      1,236,964
Unocal Corp.                                            34,573      1,313,774
Valero Energy Corp.                                     31,955      2,357,001
Western Gas Resources, Inc.                              3,141        102,019
XTO Energy, Inc.                                        40,591      1,209,206
                                                                 ------------
                                                                   70,586,915
                                                                 ------------
PAPER & FOREST PRODUCTS (0.6%)
Georgia-Pacific Corp.                                   64,397      2,381,401
Louisiana-Pacific Corp.                                 27,030        639,259
Potlatch Corp.                                           7,293        303,681
Rayonier, Inc.                                           8,131        361,423
Weyerhaeuser Co.                                        27,510      1,736,431
                                                                 ------------
                                                                    5,422,195
                                                                 ------------
PERSONAL PRODUCTS (0.9%)
Alberto-Culver Co.                                       3,829        191,986
Avon Products, Inc.                                     40,298      1,859,350
Gillette Co. (The)                                     134,968      5,722,643
                                                                 ------------
                                                                    7,773,979
                                                                 ------------

 60   MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
PHARMACEUTICALS (6.0%)
Abbott Laboratories                                     70,523   $  2,874,518
IVAX Corp. (a)                                           8,641        207,298
Johnson & Johnson                                      139,712      7,781,958
King Pharmaceuticals, Inc. (a)                          35,419        405,547
Lilly (Eli) & Co.                                       35,812      2,503,617
Merck & Co., Inc.                                      178,022      8,456,045
Perrigo Co.                                              8,738        165,760
VPfizer, Inc.                                          781,312     26,783,375
Sepracor, Inc. (a)                                      10,572        559,259
Valeant Pharmaceuticals International                   10,632        212,640
Wyeth                                                   70,206      2,538,649
                                                                 ------------
                                                                   52,488,666
                                                                 ------------
REAL ESTATE (0.2%)
Equity Office Properties Trust                          67,235      1,828,792
Hospitality Properties Trust                             2,903        122,797
Mack-Cali Realty Corp.                                     807         33,394
                                                                 ------------
                                                                    1,984,983
                                                                 ------------
ROAD & RAIL (0.5%)
Burlington Northern
  Santa Fe Corp.                                        48,713      1,708,365
Norfolk Southern Corp.                                  48,426      1,284,258
Swift Transportation Co., Inc. (a)                       7,012        125,865
Union Pacific Corp.                                     15,309        910,120
Werner Enterprises, Inc.                                16,718        352,750
                                                                 ------------
                                                                    4,381,358
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
Advanced Micro Devices, Inc. (a)                        66,894      1,063,615
Analog Devices, Inc.                                     1,028         48,398
Atmel Corp. (a)                                         95,250        563,880
Broadcom Corp. Class A (a)                              66,701      3,119,606
Credence Systems Corp. (a)                                  12            165
Cypress Semiconductor Corp. (a)                         10,362        147,037
Fairchild Semiconductor International, Inc. (a)         20,135        329,610
Integrated Device
  Technology, Inc. (a)                                   4,474         61,920
Intel Corp.                                            453,114     12,505,946
International Rectifier Corp. (a)                        8,241        341,342
Lam Research Corp. (a)                                      27            724
LSI Logic Corp. (a)                                      2,824         21,519
LTX Corp. (a)                                            2,254         24,366
Micron Technology, Inc. (a)                              8,265        126,537
National Semiconductor Corp. (a)                        27,998        615,676
PMC-Sierra, Inc. (a)                                     9,072        130,183
Silicon Laboratories, Inc. (a)                           2,579        119,537


                                                        SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Teradyne, Inc. (a)                                       8,253   $    187,343
Texas Instruments, Inc.                                174,446      4,218,104
TriQuint Semiconductor, Inc. (a)                         9,022         49,260
                                                                 ------------
                                                                   23,674,768
                                                                 ------------
SOFTWARE (3.4%)
Activision, Inc. (a)                                    28,314        450,193
Ascential Software Corp. (a)                                12            192
Autodesk, Inc.                                          28,504      1,220,256
BMC Software, Inc. (a)                                  53,762        994,597
Cadence Design Systems, Inc. (a)                         7,603        111,232
Citrix Systems, Inc. (a)                                 5,597        113,955
Computer Associates
  International, Inc.                                   41,109      1,153,519
Compuware Corp. (a)                                     64,033        422,618
Jack Henry & Associates, Inc.                               36            724
VMicrosoft Corp.                                       732,263     20,913,431
Novell, Inc. (a)                                        16,252        136,354
Oracle Corp. (a)                                        31,741        378,670
Parametric Technology Corp. (a)                          3,354         16,770
Reynolds & Reynolds Co. (The) Class A                   11,204        259,148
RSA Security, Inc. (a)                                  12,133        248,362
Sybase, Inc. (a)                                         6,172        111,096
Symantec Corp. (a)                                      64,349      2,817,199
Transaction Systems
  Architects, Inc. Class A (a)                           6,339        136,479
                                                                 ------------
                                                                   29,484,795
                                                                 ------------
SPECIALTY RETAIL (1.9%)
Abercrombie & Fitch Co. Class A                         10,594        410,518
American Eagle Outfitters, Inc. (a)                      8,852        255,911
AnnTaylor Stores Corp. (a)                              10,462        303,189
AutoNation, Inc. (a)                                    46,129        788,806
AutoZone, Inc. (a)                                      22,079      1,768,528
Barnes & Noble, Inc. (a)                                17,180        583,776
Best Buy Co., Inc.                                       5,954        302,106
Boise Cascade Corp.                                      8,322        313,240
Borders Group, Inc.                                     16,722        391,964
Chico's FAS, Inc. (a)                                        2             90
Circuit City Stores, Inc.                                8,390        108,651
Claire's Stores, Inc.                                   19,769        428,987
Gap, Inc. (The)                                        183,966      4,461,176
Home Depot, Inc. (The)                                  31,814      1,119,853
Limited Brands                                         104,966      1,962,864
Michaels Stores, Inc.                                       11            605
Payless ShoeSource, Inc. (a)                            11,507        171,569
PETsMART, Inc.                                           6,155        199,730
RadioShack Corp.                                        41,463      1,187,086
Rent-A-Center, Inc. (a)                                 13,215        395,525

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
Sherwin-Williams Co. (The)                              12,697   $    527,560
Staples, Inc.                                           11,930        349,668
Toys "R" Us, Inc. (a)                                   52,395        834,652
                                                                 ------------
                                                                   16,866,054
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Coach, Inc. (a)                                         11,722        529,717
Jones Apparel Group, Inc.                                5,347        211,100
NIKE, Inc. Class B                                       7,708        583,881
Reebok International Ltd.                                4,781        172,020
Timberland Co. (The) Class A (a)                         5,832        376,689
                                                                 ------------
                                                                    1,873,407
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (2.3%)
Astoria Financial Corp.                                  6,793        248,488
Countrywide Financial Corp.                             58,155      4,085,389
Fannie Mae                                             105,268      7,511,925
Freddie Mac                                             32,561      2,061,111
Golden West Financial Corp.                             13,001      1,382,657
GreenPoint Financial Corp.                              13,579        539,086
IndyMac Bancorp, Inc.                                    4,775        150,890
MGIC Investment Corp.                                    8,113        615,452
Sovereign Bancorp, Inc.                                 23,692        523,593
Washington Mutual, Inc.                                 65,131      2,516,662
Webster Financial Corp.                                  1,969         92,582
                                                                 ------------
                                                                   19,727,835
                                                                 ------------
TOBACCO (1.3%)
Altria Group, Inc.                                     204,749     10,247,688
R.J. Reynolds Tobacco
  Holdings, Inc.                                        21,468      1,451,022
                                                                 ------------
                                                                   11,698,710
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
AT&T Wireless Services, Inc. (a)                       256,077      3,667,023
Nextel Communications, Inc. Class A (a)                138,117      3,682,199
Telephone & Data Systems, Inc.                           4,913        349,805
                                                                 ------------
                                                                    7,699,027
                                                                 ------------
Total Investments (Cost $848,487,459) (d)                100.0%   874,124,574(e)
                                                           0.0(b)
Cash and Other Assets, Less Liabilities                               429,451
                                                                 ------------
                                                         100.0%
Net Assets                                                       $874,554,025
                                                                 ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(d) The cost for federal income tax purposes is $849,757,421.
(e)  At June 30, 2004 net unrealized appreciation was
     $24,367,153, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $47,150,074 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $22,782,921.

 62   MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $848,487,459)                $874,124,574
Receivables:
  Investment securities sold                      49,044,886
  Dividends                                        1,154,972
  Fund shares sold                                    82,886
Other assets                                          23,232
                                                ------------
    Total assets                                 924,430,550
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 48,167,119
  Due to Custodian                                   599,123
  Fund shares redeemed                               544,261
  Adviser                                            177,722
  Shareholder communication                          169,669
  Administrator                                      142,177
  NYLIFE Distributors                                  4,678
Accrued expenses                                      71,776
                                                ------------
    Total liabilities                             49,876,525
                                                ------------
Net assets                                      $874,554,025
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    440,943
  Service Class                                       12,495
Additional paid-in capital                       886,081,354
Accumulated undistributed net investment
  income                                           4,310,004
Accumulated net realized loss on investments     (41,927,886)
Net unrealized appreciation on investments        25,637,115
                                                ------------
Net assets                                      $874,554,025
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $850,500,645
                                                ============
Shares of capital stock outstanding               44,094,281
                                                ============
Net asset value per share outstanding           $      19.29
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 24,053,380
                                                ============
Shares of capital stock outstanding                1,249,535
                                                ============
Net asset value per share outstanding           $      19.25
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                $   6,539,701
  Interest                                            18,545
                                               -------------
        Total income                               6,558,246
                                               -------------
EXPENSES:
  Advisory                                         1,088,824
  Administration                                     871,059
  Shareholder communication                          158,269
  Professional                                        53,343
  Service                                             21,285
  Directors                                           20,826
  Custodian                                           18,760
  Miscellaneous                                       15,876
                                               -------------
    Total expenses                                 2,248,242
                                               -------------
Net investment income                              4,310,004
                                               -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                 131,326,474
Net increase from payment by affiliate for
  loss on the disposal of investment in
  violation of restrictions                            7,437
Net change in unrealized appreciation
  on investments                                (111,092,033)
                                               -------------
Net realized and unrealized gain
  on investments                                  20,241,878
                                               -------------
Net increase in net assets resulting
  from operations                              $  24,551,882
                                               =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $10,413.

 64   MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2003

                                               2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $   4,310,004   $  8,087,956
 Net realized gain on investments       131,326,474     18,759,322
 Net increase from payment by
  affiliate for loss on the disposal
  of investment in violation of
  restrictions                                7,437             --
 Net change in unrealized
  appreciation (depreciation) on
  investments                          (111,092,033)   156,761,390
                                      ----------------------------
 Net increase in net assets
  resulting from operations              24,551,882    183,608,668
                                      ----------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                                 --     (8,089,391)
   Service Class                                 --        (85,863)
                                      ----------------------------
 Total dividends to shareholders                 --     (8,175,254)
                                      ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         10,694,823     29,371,935
   Service Class                         13,657,942      9,527,499

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Initial Class                                 --      8,089,391
   Service Class                                 --         85,863
                                      ----------------------------
                                         24,352,765     47,074,688

 Cost of shares redeemed:
   Initial Class                        (48,651,994)   (79,528,644)
   Service Class                           (217,750)      (146,680)
                                      ----------------------------
                                        (48,869,744)   (79,675,324)
                                      ----------------------------
    Decrease in net assets derived
     from capital share transactions    (24,516,979)   (32,600,636)
                                      ----------------------------
    Net increase in net assets               34,903    142,832,778

NET ASSETS:
Beginning of period                     874,519,122    731,686,344
                                      ----------------------------
End of period                         $ 874,554,025   $874,519,122
                                      ============================
Accumulated undistributed net
  investment income at end of period  $   4,310,004   $         --
                                      ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                        INITIAL CLASS
                                ---------------------------------------------------------------------------------------------

                                 SIX MONTHS
                                    ENDED
                                  JUNE 30,                                 YEAR ENDED DECEMBER 31,
                                    2004*           2003            2002            2001            2000            1999
Net asset value at beginning
  of period                       $  18.75        $  14.98        $  19.99       $    24.28      $    27.78      $    23.62
                                  --------        --------        --------       ----------      ----------      ----------
Net investment income                 0.10            0.17(b)         0.16             0.14            0.15            0.16
Net realized and unrealized
  gain (loss) on investments          0.44            3.78           (5.01)           (4.29)          (1.06)           6.89
                                  --------        --------        --------       ----------      ----------      ----------
Total from investment
  operations                          0.54            3.95           (4.85)           (4.15)          (0.91)           7.05
                                  --------        --------        --------       ----------      ----------      ----------
Less dividends and
  distributions:
  From net investment income            --           (0.18)          (0.16)           (0.14)          (0.15)          (0.16)
  From net realized gain on
    investments                         --              --              --               --           (2.44)          (2.73)
                                  --------        --------        --------       ----------      ----------      ----------
Total dividends and
  distributions                         --           (0.18)          (0.16)           (0.14)          (2.59)          (2.89)
                                  --------        --------        --------       ----------      ----------      ----------
Net asset value at end of
  period                          $  19.29        $  18.75        $  14.98       $    19.99      $    24.28      $    27.78
                                  ========        ========        ========       ==========      ==========      ==========
Total investment return               2.86%(c)       26.37%         (24.25%)         (17.09%)         (3.34%)         29.96%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             0.99%+          1.05%           0.89%            0.66%           0.55%           0.63%
    Expenses                          0.51%+          0.52%           0.51%            0.50%           0.50%           0.49%
Portfolio turnover rate                101%             72%            120%              93%             77%             71%
Net assets at end of period
  (in 000's)                      $850,501        $864,373        $731,686       $1,059,832      $1,331,634      $1,312,905

                                        SERVICE CLASS
                                -----------------------------
                                                   JUNE 5,
                                 SIX MONTHS        2003(A)
                                    ENDED          THROUGH
                                  JUNE 30,      DECEMBER 31,
                                    2004*           2003
Net asset value at beginning
  of period                        $ 18.74         $ 16.45
                                   -------         -------
Net investment income                 0.06            0.07(b)
Net realized and unrealized
  gain (loss) on investments          0.45            2.38
                                   -------         -------
Total from investment
  operations                          0.51            2.45
                                   -------         -------
Less dividends and
  distributions:
  From net investment income            --           (0.16)
  From net realized gain on
    investments                         --              --
                                   -------         -------
Total dividends and
  distributions                         --           (0.16)
                                   -------         -------
Net asset value at end of
  period                           $ 19.25         $ 18.74
                                   =======         =======
Total investment return               2.74%(c)       14.93%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             0.74%+          0.80%+(d)
    Expenses                          0.76%+          0.77%+
Portfolio turnover rate                101%             72%
Net assets at end of period
  (in 000's)                       $24,053         $10,146

(a)  Commencement of Operations.
     Per share data based on average shares outstanding during
(b)  the period.
(c)  Total return is not annualized.
     Represents income earned for the year by the Initial Class
(d)  shares less service fee of 0.25%.
+    Annualized.
*    Unaudited.

 66   MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

DIRECTORS AND OFFICERS

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Directors.
The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                       OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman and Chief     Chief Executive Officer, Chairman, and             55           None
        WENDLANDT         Executive Officer      Manager, New York Life Investment
        10/8/50           since 2002 and         Management LLC (including predecessor
                          Director since 2001    advisory organizations) and New York
                                                 Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman,
                                                 President and Chief Executive Officer,
                                                 and Trustee, The MainStay Funds (23
                                                 portfolios); Executive Vice President
                                                 and Chief Investment Officer, MassMutual
                                                 Life Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
        ANNE F. POLLACK   President since 1990   Senior Vice President and Chief                    19           None
        11/7/55           and Director since     Investment Officer, New York Life
                          1989                   Insurance Company; Senior Vice
                                                 President, Chief Investment Officer, and
                                                 Manager, NYLIFE LLC; Senior Vice
                                                 President and Director, New York Life
                                                 Insurance and Annuity Corporation and
                                                 NYLIFE Insurance Company of Arizona;
                                                 Senior Vice President, Chief Investment
                                                 Officer, and Manager, New York Life
                                                 International, LLC; Director, NYLIFE
                                                 Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT D. ROCK    Vice President since   Senior Vice President, New York Life               19           None
        12/16/54          1985 and Director      Insurance Company; Senior Vice
                          since 1984             President, Chief Investment Officer, and
                                                 Director, New York Life Insurance and
                                                 Annuity Corporation and NYLIFE Insurance
                                                 Company of Arizona; Senior Vice
                                                 President and Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 NYLIFE Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Directors are considered to be interested persons of the Company within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                    www.mainstayfunds.com     73

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                       OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES*
        MICHAEL J. DRABB  Director since 1994    Retired. Executive Vice President,                 19           Director, MONY
        10/4/33                                  O'Brien Asset Management (1993 to 1999).                        Series Fund (7
                                                                                                                 portfolios),
                                                                                                                 Inc.; Director,
                                                                                                                 New York Life
                                                                                                                 Settlement
                                                                                                                 Corporation.
        -------------------------------------------------------------------------------------------------------------------------
        JILL FEINBERG     Director since 1995    President, Jill Feinberg & Company, Inc.           19           Director, New
        4/14/54                                  (special events and meeting planning                            York Life
                                                 firm).                                                          Settlement
                                                                                                                 Corporation
        -------------------------------------------------------------------------------------------------------------------------
        DANIEL HERRICK    Director since 1983    Retired. Treasurer and Executive                   19           None
        12/1/20                                  Officer, National Gallery of Art (1985
                                                 to 1995).
        -------------------------------------------------------------------------------------------------------------------------
        ROMAN L. WEIL     Director since 1994    V. Duane Rath Professor of Accounting,             19           None
        5/22/40                                  Graduate School of Business, University
                                                 of Chicago; President, Roman L. Weil
                                                 Associates, Inc. (consulting firm).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER,  Director since 1997    Retired. Managing Director of Salomon              19           None
        JR.                                      Brothers, Inc. (1981 to 1995).
        10/22/41
        -------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        THEODORE A.       Executive Vice         Executive Vice President and Co-Head of            19           None
        MATHAS            President since 2002   Life & Annuity (as of January 1, 2004)
        4/4/67                                   and Senior Vice President and Chief
                                                 Operating Officer for Life & Annuity
                                                 (1998 to December 2003), New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Director, New York Life
                                                 Insurance and Annuity Corporation and
                                                 NYLIFE Insurance Company of Arizona;
                                                 Director, NYLIFE Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Treasurer, Chief       Managing Director, New York Life                   61           None
        FARRELL           Financial and          Investment Management LLC (including
        9/27/59           Accounting Officer     predecessor advisory organizations);
                          since 2001             Vice President, Treasurer, Chief
                                                 Financial and Accounting Officer, The
                                                 MainStay Funds; Treasurer, Chief
                                                 Financial and Accounting Officer,
                                                 Eclipse Funds Inc. and Eclipse Funds;
                                                 Chief Financial Officer and Assistant
                                                 Treasurer, McMorgan Funds.
        -------------------------------------------------------------------------------------------------------------------------

 74   MainStay VP Series Fund, Inc.

                                                                                              NUMBER OF
                          POSITION(S) HELD WITH                                               PORTFOLIOS           OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                          OVERSEEN BY OFFICER  HELD BY OFFICER
        --------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        ROBERT A.         Secretary since 2001   Senior Managing Director, General Counsel,           55           None
        ANSELMI                                  and Secretary, New York Life Investment
        10/19/46                                 Management LLC (including predecessor
                                                 advisory organizations); Secretary, New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIFE Distributors LLC;
                                                 Secretary, The MainStay Funds, Eclipse
                                                 Funds Inc., and Eclipse Funds; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment Management
                                                 Inc. (1986 to September 1998).
        --------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance              55           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc., and NYLIFE
                                                 Distributors LLC; Tax Vice President, New
                                                 York Life International, LLC; Tax Vice
                                                 President, Eclipse Funds, Eclipse Funds
                                                 Inc. and The MainStay Funds.
        --------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     75

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 76   MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS*

GARY E. WENDLANDT
Chairman, Chief Executive Officer and Director

ANNE F. POLLACK
President and Director

MICHAEL J. DRABB
Director

JILL FEINBERG
Director

DANIEL HERRICK
Director

ROBERT D. ROCK
Director and Vice President

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

THEODORE A. MATHAS
Executive Vice President

PATRICK J. FARRELL
Treasurer, Chief Financial and Accounting Officer

ROBERT A. ANSELMI
Secretary

RICHARD W. ZUCCARO
Tax Vice President

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

 * As of June 30, 2004.
** An affiliate of New York Life Investment Management LLC.
Some Portfolios may not be available in all products.

SUB-ADVISOR

MACKAY SHIELDS LLC**

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIANS

THE BANK OF NEW YORK

JP MORGAN CHASE & CO.

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP